January 28, 1998
Securities and Exchange Commission
Division of Investment Management
Washington, D. C. 20549

                  Attn:  Mr. Bruce R. MacNeil
                         Edgar Branch
Dear Mr. MacNeil:

                  Re: The Boyle Fund, comprised of one portfolio, The Boyle Marathon Fund
                       File No. 333-41565 and 811-8501

                  This letter contains an explanation of the actions that have been taken in an effort to respond to the SEC's comment letter dated January 16, 1998.

                  Comment 1 - - Please disclose in the prospectus what is meant or implied by the term "marathon" and, if appropriate, disclose investor suitability.

                  Response 1 - - We have selected the term "marathon" to imply investments for the long run; we intend to select investments that will be positioned for appreciation of capital over a three to five year period. This Fund would be suitable for investors who have that same time horizon and have a primary goal of capital appreciation. [This has been added to page 1, line 5 of the Prospectus.]

                  Comment 2 - - Please include in the SAI a fundamental policy regarding the Fund's concentration policy and please disclose that the Fund, by concentrating in particular industries, may invest 25 percent or more of the assets in such industries.

                  Response 2 - - The following sentence has been added to the Statement of Additional Information at page 20: In addition, it is a fundamental investment policy of the Fund, which may not be changed without the approval of a majority of the outstanding voting securities of the Fund, that the Fund will concentrate in equity securities of companies in the high technology, financial service, pharmaceutical, and retail fields. The following has been added to page 9 of the Prospectus in the section entitled, "Concentration of Investments:" By concentrating on such industries, the Fund may invest 25% or more of its assets in such industries.

                  Comment 3 - - Please disclose the duplication of fees and expenses the Fund will incur on that portion of its assets that is invested in other investment companies.

                  Response 3 - - on page 9 of the Prospectus, at the end of the "Diversification of Investments" section, the following will be added: While the Fund does not presently intend to invest in other investment companies, to the extent that the Fund does invest in such companies, there will be a duplication of fees and expenses on that portion of the Fund's assets.

                  Comment 4 - - Please confirm that all required information about year 2000 issues has been included in the Registration Statement.

                  Response 4 - - There are no Year 2000 issues which would have an adverse effect on the ability of the Investment Advisor to provide the services described in the Registration Statement. Accordingly, all required information about Year 2000 issues has been included in the Registration Statement.

                  Comment 5 - - Please confirm in the "How to Purchase Shares" section that direct purchase orders received by the Transfer Agent after 4:00 p.m., Eastern Time, are confirmed at the day's net asset value next calculated (i.e., at the close of the next trading day).

                  Response 5 - - The following has been added to the "How to Purchase Shares" section: Direct purchase orders received by the Transfer Agent are confirmed at the net asset value next determined after receipt of such purchase orders. This means that . . .

                  Comment 6 - - Please disclose where an investor can obtain information on brokerage firms that sell Fund shares at below the Minimum.

                  Response 6 - - All references to lower minimums has been deleted from the Prospectus. All investors will pay the same minimum no matter where they buy shares in the Fund.

                  Comment 7 - - Please file the Custodian Agreement, with the schedule of fees, in the pre-effective amendment.

                  Response 7 - - The Custodian Agreement has been filed with the Exhibits.

                  Comment 8 - - Please add Martin Luther King Day to the list of days that the New York Stock Exchange is closed.

                  Response 8 - - Done.

         If you have any questions regarding these responses,  please call me at
(415) 923-5855.

                                                                Sincerely yours,


                                                                Michael J. Boyle

                                                            File  Nos. 333-41565
                                                                    and 811-8501


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/
                           Pre-Effective Amendment No. 1____                 /X/
                      Post-Effective Amendment No. _______
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/
                                  Amendment No. 1______                      /X/
                        (Check appropriate box or boxes.)


                                 THE BOYLE FUND
               (Exact name of Registrant as Specified in Charter)

              2062 JACKSON STREET, SAN FRANCISCO, CALIFORNIA 94109
                (Address of Principal Executive Offices)    Zip Code
        Registrant's Telephone Number, including Area Code (415) 923-5855


                                Michael J. Boyle
                       Boyle Management and Research, Inc.
              2062 Jackson Street, San Francisco, California 94109
                     (Name and Address of Agent for Service)


                        Copies of all communications to:

                             Michael J. Meaney, Esq.
                     Benesch, Friedlander, Coplan & Aronoff
                                200 Public Square
                              Cleveland, Ohio 44114

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement. Pursuant to Rule 24F-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares of beneficial interest. The amount of the registration fee pursuant to Rule 24f-2 of the Investment Company Act of 1940 is $500. The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section (8), may determine.

                                 THE BOYLE FUND

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

PART A

ITEM NO.     REGISTRATION STATEMENT CAPTION          CAPTION IN PROSPECTUS


1.           Cover Page                              Cover Page

2.           Synopsis                                Prospectus Summary;
                                                     Summary of Fund Expenses

3.           Condensed Financial Information         Not Applicable

4.           General Description of Registrant       General Information;
                                                     Investment Objective,
                                                     Policies and Risk
                                                     Considerations

5.           Management of the Fund                  Investment Advisory and
                                                     Other Services;
                                                     General Information

6.           Capital Stock and Other Securities      Cover Page; General
                                                     Information; Dividends
                                                     and Distributions; Taxes

7.           Purchase of Securities Being Offered    How to Purchase Shares;
                                                     Calculation of Share Price

8.           Redemption or Repurchase                How to Redeem Shares

9.           Pending Legal Proceedings               Not Applicable

PART B
ITEM NO.   CAPTION IN PROSPECTUS                 REGISTRATION STATEMENT CAPTION


10.        Cover Page                            Cover Page

11.        Table of Contents                     Table of Contents

12.        General Information and History       The Fund

13.        Investment Objectives and Policies    Investment Objectives, Policies
                                                 and Risk Considerations;
                                                 Quality Ratings of Corporate
                                                 Bonds and Preferred Stocks;
                                                 Investment Restrictions;
                                                 Securities Transactions;
                                                 Portfolio Turnover

14.        Management of the Fund                Management of the Trust

15.        Control Persons and Principal         Principal  Security
           Holders of Securities                 Holders

16.        Investment Advisory and Other         The Investment Adviser;
           Services                              Custodian; Auditors; Maxus
                                                 Information Services, Inc.

17.        Brokerage Allocation and Other        Securities Transactions
           Practices

18.        Capital Stock and Other Securities    The Fund; Management

19.        Purchase, Redemption and Pricing      Purchase, Redemption,
           of Securities Being Offered           and Pricing of Shares

20.        Tax Status                            Taxes

21.        Underwriters                          Not Applicable

22.        Calculation of Performance Data       Historical Performance
                                                 Information

23.        Financial Statements                  Financial Statements


PART C

The information to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS


                               February ___, 1998


                             THE BOYLE MARATHON FUND

                                 A No-Load Fund
                               2062 Jackson Street
                             San Francisco, CA 94109


                                 (415) 923-5855


The Boyle  Marathon  Fund (the  "Fund")  is a  portfolio  of the Boyle Fund (the
"Trust"), a Delaware business trust. The Trust is an open-end management investment company that is authorized to offer shares of beneficial interest ("shares") in series, with each series representing a distinct fund having its own investment objectives and policies. At present, the Fund is only one series authorized by the Trust. The Fund is non-diversified and has the primary investment objective of long-term growth of capital. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. <We have selected the term "marathon" to imply investments for the long run; we intend to select investments that will be positioned for appreciation of capital over a three to five year period. This Fund would be suitable for investors who have a that same time horizon and have a primary goal of capital appreciation.> The Fund will invest primarily in securities of companies in the high technology, financial service, pharmaceutical, and retail fields, which are believed to have potential for capital appreciation. The Fund intends to focus on companies with headquarters or with large operations in the San Francisco/Silicon Valley area, however, the Fund does not intend to be limited to such companies. The Fund may also invest portions of its total assets in securities that entail special risks, such as foreign securities and securities of unseasoned issuers. Please see "Investment Objectives, Policies and Risk Considerations" in this Prospectus for additional information.


As an open-end management investment company, the Fund will offer its shares on a continuous basis and will redeem its shares upon the demand of a shareholder. Sales and redemptions will be effected at the net asset value per share next determined after receipt of a proper order. The investor will pay no sales charge or redemption fee.

The initial minimum investment in the Fund is $2,500 unless the investment is made by an Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. Subsequent investments in the Fund must be at least $50. Please see "How to Purchase Shares" in this Prospectus for additional information.

Boyle Management and Research, Inc. will serve as the investment adviser to the Fund. Boyle Management and Research, Inc. intends to focus its research with the objective of long-term growth. Please see "Investment Advisory and Others Services" in this Prospectus for additional information.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please retain it for future reference. A Statement of Additional Information dated February __, 1998, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the number listed below.

For Information or Assistance in Opening an Account, Please Call: Nationwide (Toll-Free) 1-888-88-BOYLE .


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  Investors are advised to read this Prospectus
                     and to retain it for future reference.

                             THE BOYLE MARATHON FUND


Board of Trustees,  The Boyle Fund
 Michael J. Boyle, Chairman
 Joanne E. Boyle
 James A. Hughes, Jr.
 Edward Loftus

Officers
 Michael J. Boyle, President and CEO
 Joanne E. Boyle, Vice-President and CFO

Investment Adviser
 Boyle Management and Research, Inc.
 2062 Jackson Street
 San Francisco, CA 94109

Transfer Agent/Administrator
 Maxus Information Systems, Inc.
 The Tower at Erieview, 36th Floor
 1301 East Ninth Street
 Cleveland, OH 44114 (Toll-Free) 1-888-88-BOYLE.




                                TABLE OF CONTENTS


Prospectus Summary.............................................................6
Summary of Fund Expenses.......................................................7
Investment Objectives, Policies and Risk Considerations........................7
Investment Advisory and Other Services.........................................9
How to Purchase Shares........................................................10
How to Redeem Shares..........................................................11
Shareholder Services..........................................................11
Dividends and Distributions...................................................12
Taxes.........................................................................12
Calculation of Share Price....................................................13
Performance Information.......................................................13
General Information...........................................................13


No person has been authorized to give any information or to make any representation with respect to the Fund other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

PROSPECTUS SUMMARY


INVESTMENT OBJECTIVES AND POLICIES
The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the high technology, financial services, pharmaceutical, and retail fields, which are believed to have potential for increase in price over a three to five year period of time. The receipt of income is a secondary objective. The Fund intends to focus on companies with headquarters or with large operations in the San Francisco/Silicon Valley area, however, the Fund does not intend to be limited to such companies.


THE TRUST
The Boyle Fund is a Delaware business trust organized in October 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, which will issue its shares in series, with each series representing a distinct fund having its own investment objectives and policies. The Board of Trustees to date has authorized the issuance of shares only in the series constituting the Boyle Marathon Fund but may authorize additional series in the future without approval of the shareholders.


RISK FACTORS
GENERALLY
An investment in the Fund may be subject to certain risks hereinafter described, including general risks associated with all securities investments. There can be no assurance the Fund will be able to achieve its investment objectives. See "Investment Objectives, Policies and Risk Considerations."

NON-DIVERSIFICATION
The Fund will be operated as a "non-diversified" investment company so that more than 5% of the Fund's assets may be invested in the securities of any one issuer. As a result of its non-diversified status, the Fund's shares may be more susceptible to adverse change in the value of securities of a particular company than would be the shares of a diversified investment company. The Fund nevertheless has elected, and intends to qualify, to be treated as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended ("the Code") and to meet the Code's separate requirements for portfolio diversification.


PURCHASES OF SHARES
Shares of the Fund may be purchased at the next determined net asset value per share (see "Calculation of Share Price"). Shares will be sold without a sales load, with an initial investment of at least $2,500, or $2,000 for initial investments by an IRA (see "How to Purchase Shares"). Subsequent investments must be made in a minimum amount of at least $50, subject to certain exceptions. Purchases may be made by check or by bank wire.

REDEMPTIONS OF SHARES
Investors will be able to redeem shares at their next determined net asset value per share by so instructing the Fund's Transfer Agent. See "How to Redeem Shares."


INVESTMENT ADVISER
The Fund will be managed by Boyle Management and Research, Inc. (the "Investment Adviser"). The Investment Adviser is paid a monthly management fee at the annual rate of 1.5% of the Fund's average daily net assets. The Investment Adviser is also responsible for the provision of administrative services to the Fund, for which it receives an additional fee. From time to time, the Investment Adviser may waive all or some of its fees which would have the effect of lowering the Fund's overall expense ratio and increasing the return to shareholders during the period such amount is waived or assumed.


TRANSFER AGENT
The Investment Adviser has retained Maxus Information Systems, Inc. (the "Transfer Agent"), 1301 East Ninth Street, Cleveland, Ohio 44114, to provide administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. For further information on the Transfer Agent, see "Investment Advisory and Other Services."


DIVIDENDS
The Fund intends to declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Code. See "Taxes." Currently, the Fund intends to distribute income and capital gains annually. All dividends and distributions will be reinvested automatically in shares of the Fund unless the shareholder elects otherwise. See "Dividends and Distributions."

SUMMARY OF FUND EXPENSES

The purpose of the tables below is to assist investors in understanding the various costs and expenses an investor in the Fund will bear directly or indirectly. There are no sales charges, "loads" or maintenance charges of any kind imposed on the purchase of shares (see "How to Purchase Shares").

Investor Transaction Expenses
   Maximum sales load imposed on purchases...........................    None
   Maximum sales load imposed on reinvested dividends................    None
   Deferred sales load...............................................    None


Annual Fund Operating Expenses (as a percentage of average net assets)
   Management Fees..................................................    1.50%
   12b-1 Fees.......................................................     None
   Other Expenses...................................................    1.10%
                                                                       ------


   Total Fund Operating Expenses....................................    2.60%
                                                                        -----



Example
Assuming: (i) a $1,000 investment and (ii) a 5% annual return, an investor would be charged the following expenses over the periods indicated:


                            1 Year        3 Years

                             $27            $84

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The percentages expressing Annual Fund Operating Expenses are based on amounts projected to be incurred during the first fiscal year. Please see "Investment Advisory and Other Services" for a description of the Fund's expenses.


INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS


INVESTMENT OBJECTIVES
The Fund's primary investment objective is long-term growth of capital. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. The Fund's investment objectives may not be changed without shareholder approval. Potential investors should be aware that risks exist in all types of investments and there can be no assurance that the Fund will be successful in achieving its investment objectives. The Fund's investment policies are outlined below, and where applicable, factors that may increase the risk of investing in the Fund have been noted.


INVESTMENT POLICIES
EQUITY SECURITIES
The Fund will invest primarily (i.e., under normal circumstances, at least 65% of the value of the Fund's total assets) in equity securities of companies in the high technology, financial service, pharmaceutical, and retail fields which are believed to have potential for capital appreciation over a three to five year period. Equity securities include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ System or over-the-counter, and may include securities of both large, well-known companies as well as smaller, less well-known companies. The Fund intends to focus on companies with headquarters or with large operations in the San Francisco/Silicon Valley area, however, the Fund does not intend to be limited to such companies. Investments in such companies can be more volatile than the broader market.


The Investment Adviser's analysis of a potential investment will focus on (1) valuing an enterprise and purchasing securities of the enterprise when that value exceeds the market price, and (2) recognizing a company that is well-positioned in a growth market and purchasing securities in the enterprise when in the opinion of the Investment Adviser there is strong potential that the market price will appreciate over a three to five year period. The Investment Adviser intends to focus on the fundamental worth of the companies under consideration, where fundamental worth is defined as the value of the basic businesses of the firm, including products, technologies, customer relationships and other sustainable competitive advantages. Fundamental worth is a reflection of the value of an enterprise's assets and its earning power, and will be determined by use of price-earnings ratios and comparison with sales of comparable assets to independent third party buyers in arms' length transactions. Balance sheet strength, the ability to generate earnings and strong competitive positions in high growth markets are the major factors in appraising an investment. Little weight will be given to current dividend income. Applicable price-earnings ratios depend on the earnings potential of an enterprise as determined by the Investment Adviser. For example, an enterprise that is a relatively high growth company would normally command a higher price-earnings ratio than lower growth companies because expected future profits would be higher.

The Fund will invest primarily in equity securities, which by definition entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Investment Adviser. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. The Fund does not presently intend to invest more than 5% of its net assets in securities of companies with less than three years of continuous operation or in securities that are subject to legal or contractual restrictions on resale. Investments in the equity securities of companies in the high technology and pharmaceutical fields are subject to the risk that the primary products of the issuer may be overtaken by newer products or by price cutting by competitors with similar products, reducing the value of the Fund's holdings. Investments in the equity securities of retail companies may be subject to the overall economy, consumer confidence, wage gains, changes in taxes, changes in employment levels, and even the weather; these risks are inherent in such investments and are beyond the control of the Investment Adviser. Investments in the equity securities of financial service companies are subject to the risk of changes in interest rates and the widely held expectations for such changes; again, these matters are beyond the control of the Investment Adviser.

The Fund may from time to time invest a substantial portion of its assets in small capitalization companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

FOREIGN SECURITIES
The Fund may purchase foreign securities that are listed on a foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States on over-the-counter markets. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest up to 5% of the value of its total assets (at time of purchase, giving effect thereto) in the securities of foreign issuers and obligors. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investment may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income.


DEBT SECURITIES
The Fund may also invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be comprised of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that are sold at a time when prevailing interest rates are lower than they were at the time of investment will normally result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will normally be realized. Accordingly, investments in debt obligations will be made when the Investment Adviser expects that prevailing interest rates will be falling, and will be sold when the Investment Adviser expects interest rates to rise.


The Fund's investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc., or unrated securities determined by the Investment Adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale. Please refer to the Fund's Statement of Additional Information for a description of these ratings.


FUNDAMENTAL INVESTMENT POLICIES
The Fund has adopted the following fundamental investment policies, which may not be changed without shareholder approval:


DIVERSIFICATION OF INVESTMENTS
As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of the Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables;
(ii) U.S. Government securities; (iii) securities of other registered investment companies; and (iv) securities (other than U.S. Government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. The Fund will not invest more than 5% of its total assets in the securities of any single investment company nor more than 10% of its total assets in the securities of all other investment companies. <While the Fund does not presently intend to invest in other investment companies, to the extent that the Fund does invest in such companies, there will be a duplication of fees and expenses on that portion of the Fund's assets.>

CONCENTRATION OF INVESTMENTS
The Fund intends to concentrate its investments in the following fields: high technology; financial services; pharmaceutical, and retail. <By concentrating on such industries, the Fund may invest 25% or more of its assets in such industries.> The Fund's focus on those areas should not be considered as a limitation on investments in other fields.


BORROWING
The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 5% of the Fund's total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above.


OTHER INVESTMENT POLICIES
The Fund proposes to follow certain other investment policies set forth below, which are not matters of fundamental policy and may be changed at the discretion of the management of the Fund, without a vote of the shareholders:

COMPANIES WITH LESS THAN THREE-YEARS' CONTINUOUS OPERATION
The Fund may purchase securities of any company with a record of less than three-years' continuous operation (including that of predecessors) but only to the extent that such purchase would not cause the Fund's investments in all such companies to exceed 5% of the value of the Fund's net assets at the time, giving effect to the purchase. Investments in the securities of such companies often involve higher risks because the management may lack experience, or the company may lack the financial resources to compete with larger companies, or the newer issuer may not have the product diversification needed to stay competitive.

WARRANTS
The Fund may purchase warrants, valued at the lower of cost or market, but only to the extent that such purchase does not exceed 5% of the Fund's net assets at the time of purchase. Investments in warrants generally run the same risks as direct investments in the securities of the issuer plus the additional risk of the warrant's expiration date.

PORTFOLIO TURNOVER
The Fund will not seek to realize profits by anticipating short-term market movements. The Fund intends to purchase securities for long-term capital appreciation. Under ordinary circumstances, securities will be held for more than one year. While the rate of portfolio turnover will not be a limiting factor when the Investment Adviser deems changes appropriate, it is anticipated that given the Fund's investment objective, its annual portfolio turnover generally will not exceed 40%. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all debt securities with remaining maturities of one year or less when purchased by the Fund.


MONEY MARKET INSTRUMENTS
For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 or better by Standard & Poor's Ratings Group or Prime-1 or better by Moody's Investors Service, Inc., repurchase agreements, shares of money market investment companies, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. Please refer to the Statement of Additional Information for a description of these ratings.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
The Trust retains Boyle Management and Research, Inc., 2062 Jackson Street, San Francisco, California 94109 as its Investment Adviser. Michael J. and Joanne E. Boyle, who also serve as Trustees of the Trust, control the Investment Adviser. Mr. and Mrs. Boyle have served as the portfolio managers of the Fund since the Fund's inception. Prior to his association with the Investment Adviser, Mr. Boyle was Vice President of Business Development for a division of Harris Corporation, an information processing and communications company headquartered in Melbourne, Florida from April 1990 to June 1996; from July 1996 to January 1997, Mr. Boyle served as Senior Counsel for Harris Corporation. Prior to her association with the Investment Adviser, Mrs. Boyle served as President of Deck the Walls, a retail business in Melbourne, Florida from August 1983 to October 1997. Michael and Joanne Boyle have no portfolio management experience.


Under an investment advisory contract (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to supervision of the Trust's Board of Trustees. Such officers and employees as well as certain trustees of the Trust may be directors, officers or employees of the Investment Adviser or its affiliates.

All orders for transactions in securities on behalf of the Fund are placed with broker-dealers selected by the Adviser. The Adviser may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those that other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services provided.


Under the Advisory Agreement, the Investment Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Investment Adviser, (ii) compensation of the Investment Adviser's personnel and payment of other expenses in connection with provision of portfolio management services under the Advisory Agreement, and (iii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.


For the services provided by the Investment Adviser under the Advisory Agreement, the Investment Adviser receives from the Fund a management fee equal to 1.5% per annum of the Fund's average daily net assets. The management fee is accrued daily in computing the net assets of the Fund for the purpose of determining the offering and redemption price per share, and is paid to the Investment Adviser at the end of each month. This fee is greater than that paid by other investment companies.


FUND ADMINISTRATION
The Trust has entered into a separate contract with the Investment Adviser wherein the Investment Adviser is responsible for providing administrative and supervisory services to the Fund (the "Administration Agreement"). Under the Administration Agreement, the Investment Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are required to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, the Investment Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations, including ordinary legal expenses. The Investment Adviser has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses, expenses of the Trustees who are not officers of the Investment Adviser, annual independent audit expenses of the Fund, and any extraordinary and non-recurring expenses, all of which will be borne by the Fund.

Pursuant to an agreement between the Fund and the Investment Adviser, organizational expenses for the Fund have been advanced by the Investment Adviser in exchange for restricted shares in the Fund. Such shares can not be redeemed until the organizational expenses have been repaid. The Fund plans to repay these expenses over a five-year period beginning in 1998.

For the services rendered by the Investment Adviser under the Administration Agreement, the Investment Adviser receives a fee at the annual rate of 1% of the Fund's average daily net assets.

The Investment Adviser has retained Maxus Information Systems, Inc. (the "Transfer Agent") to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Investment Adviser in providing executive, administrative and regulatory services to the Fund. The Investment Adviser (not the Fund) pays the Transfer Agent's fees for these services.


HOW TO PURCHASE SHARES
Your initial investment in the Fund must be at least $2,500 (or $2,000 for IRAs). Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. <Direct purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined after receipt of such purchase orders. This means that> direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.


You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to The Boyle Marathon Fund, 1301 East Ninth Street, 36th Floor, Cleveland, Ohio 44114. Checks should be made payable to the "Boyle Marathon Fund." An account application is included in this Prospectus.

The Fund mails confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund reserves the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Fund's account application contains provisions in favor of the Fund and certain of its affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (nationwide call toll-free 1-888-88-BOYLE) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank, which will wire the money.

Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Fund reserves the right to charge shareholders for this service upon 30-days' prior notice to shareholders.

You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. Checks should be sent to The Boyle Marathon Fund, 1301 East Ninth Street, 36th Floor, Cleveland, Ohio 44114. Checks should be made payable to the "Boyle Marathon Fund." Bank wires should be sent as outlined above. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account.


HOW TO REDEEM SHARES
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. There is currently no charge for processing wire redemptions. However, the Fund reserves the right, upon 30-days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may also redeem shares by placing a wire redemption through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Fund or the Transfer Agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is made within seven business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

Because the net asset value of the Fund's shares will fluctuate, the amount that a shareholder receives upon redemption may be more or less than the amount paid for the shares.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $2,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60-days to increase the value of your account to the minimum amount.

The Trust  reserves the right to suspend the right of  redemption or to postpone
the  date  of  payment  for  more  than  seven   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

SHAREHOLDER SERVICES
Contact the Transfer Agent (nationwide call toll-free 1-888-88-BOYLE) for additional information about the shareholder services described below.


TAX-DEFERRED RETIREMENT PLANS
Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

  --       Keogh Plans for self-employed individuals

  -- Individual retirement account (IRA) plans and "Roth IRAs" for individuals and their non-employed spouses

  -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

  -- 403(b)(7) custodial account for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code


DIRECT DEPOSIT PLANS
Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.


AUTOMATIC INVESTMENT PLAN
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Fund pays the costs associated with these transfers, but reserves the right, upon 30-days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.


DIVIDENDS AND DISTRIBUTIONS
The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, annually. Dividends and distributions are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by written instructions to the Transfer Agent.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.


TAXES
The following discussion relates solely to the federal income tax treatment of dividends and distributions by the Fund. Investors should consult their own tax advisers for further details and for the application of state, local and foreign tax laws to their particular situations.

The Fund intends to qualify and has elected to be treated as a "regulated investment company" under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax or excise tax based on net income on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code's requirements.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are currently taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Fund) as ordinary income.

In view of the Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of the Fund's gross income. Distributions by the Fund of such dividends to corporate shareholders may be eligible for the "70% dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as long-term capital gains, without regard to the length of time a shareholder has held Fund shares. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

To avoid a 31% federal backup withholding tax requirement on dividends, distributions and redemption proceeds, individuals and other non-exempt shareholders must certify their taxpayer identification number to the Fund on the investment application and provide certain other certifications. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the number furnished by the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income. Amounts withheld by the Fund are applied to the shareholder's federal income tax liability. In addition, foreign shareholders may be subject to federal income tax withholding of up to 30% of dividends, distributions and redemption proceeds from the Fund.

Reports containing appropriate federal income tax information (relating to the tax status of dividends and capital gain distributions by the Fund) will be furnished to each shareholder not later than 30 days following the close of the calendar year during which the payments are made.

The above discussion concerning the taxation of dividends and distributions received by shareholders is applicable whether a shareholder receives such payment in cash or reinvests such amount in additional shares of the Fund. Thus, dividends and distributions, which are taxable as ordinary income or long-term capital gain, are so taxable whether received in cash or reinvested in additional shares of the Fund.

Additional information regarding the taxation of the Fund and its shareholders is contained in the Statement of Additional Information under "Taxes."


CALCULATION OF SHARE PRICE
On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. Net asset value is determined on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities, as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.


PERFORMANCE INFORMATION
The Fund may, from time to time, include figures indicating its total return and average annual total return in advertisements or reports to shareholders or prospective investors. Total return is based on the overall or percentage change in value of a hypothetical investment in the Fund and assume all of the Fund's dividends and capital gains distributions are reinvested A cumulative total return reflects the Fund's performance over a stated period of time (for example one and five year periods or since inception). Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a further description of the methods to be used to determine the Fund's average annual total return, please refer to "Performance Information" in the Statement of Additional Information. Additional information about the performance of the Fund will be contained in the Fund's Annual Report to Shareholders, which may be obtained from the Fund without charge.


GENERAL INFORMATION

Organization and Capital Structure
The Trust was organized in October 1997 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. The Trust currently has authorized the issuance of only one series of shares, the Fund. The Board of Trustees may authorize the creation of additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each share of the Fund has one vote. The voting rights of shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all Trustees being elected. If the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Fund. The Board exercises all of the rights and responsibilities required by, or made available under, the Delaware Business trust Act.


SHAREHOLDER MEETINGS AND INQUIRIES
Annual meetings of shareholders will not be held unless called by the shareholders pursuant to the Delaware Business Trust Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the shareholders may be held, however, at any time and for any purpose, (i) if called by the Chairman of the Board of Trustees, (ii) if called by one or more shareholders holding 10% or more of the shares entitled to vote on matters presented to the meeting, or (iii) if an annual meeting is not held within any 13-month period, upon application of any shareholder, a court of competent jurisdiction may order that such meeting be held. Shareholders may address any inquiry about the Fund to The Boyle Fund, 2062 Jackson Street, San Francisco, CA 94109 or by calling 1-415-923-5855.


REPORTS TO SHAREHOLDERS
The Fund will issue semiannual reports, which will include a list of securities owned by the Fund, and financial statements which, in the case of the annual report, will be examined and reported upon by the Fund's independent auditors.

                             THE BOYLE MARATHON FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                February __, 1998

           This Statement of Additional Information is not a Prospectus, but is to be read in conjunction with the Prospectus of The Boyle Marathon Fund dated February __, 1998. A copy of the Fund's Prospectus can be obtained by writing the Fund at 2062 Jackson Street, San Francisco, California 94109, or by calling the Fund at 1-415-923-5855.



                                TABLE OF CONTENTS

The Fund......................................................................15
Definitions, Policies and Risk Considerations.................................15
Quality Ratings of Corporate Bonds and Preferred Stocks.......................17
Investment Restrictions.......................................................18
Management of the Trust.......................................................19
Principal Security Holders....................................................19
Investment Advisory and Other Services........................................20
Securities Transactions.......................................................21
Purchase, Redemption and Pricing of Shares....................................21
Performance Information.......................................................22
Taxes.........................................................................23
Custodian.....................................................................24
Auditors......................................................................24
Miscellaneous Information.....................................................24


                                    THE FUND

         The Boyle Fund (the "Trust") was organized as a Delaware business trust in October 1997. The Trust currently offers one series of shares to investors, The Boyle Marathon Fund (the "Fund").

         Each share of the Fund represents an equal proportionate interest in the assets and liabilities of the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income of the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets of the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, of the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Policies and Risk Considerations") appears below:

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

         BANK  DEBT  INSTRUMENTS.  Bank debt  instruments  in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 5% of the value of its net assets would be invested in such securities and other illiquid securities.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 5% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the
Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         MONEY MARKET SECURITIES. The Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market fund involves payment of such fund's pro rated share of advisory and administrative fees charged by such fund, in addition to those paid by the Fund.

         WARRANTS. The Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

         FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund, which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         BORROWING. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

         The Fund does not intend presently to invest more than 5% of its net assets in illiquid securities. In the event that the Fund's investments in illiquid securities are deemed to exceed 5% of the Fund's net assets due to changes in the liquidity of securities already held, the Fund will dispose of such securities as soon as practicable in order to satisfy the 5% limitation.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

         The ratings of Moody's and Standard & Poor's for corporate bonds in which the Fund may invest are as follows:

         MOODY'S

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         STANDARD & POOR'S

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         The ratings of Moody's and Standard & Poor's for preferred stocks in which the Fund may invest are as follows:

         MOODY'S

         aaa - An issue that is rated aaa is considered to be a top- quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa - An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a - An issue which is rated a is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa - An issue that is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         STANDARD & POOR'S

         AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

         BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.


                             INVESTMENT RESTRICTIONS

                  The Fund has adopted the following investment restrictions as matters of fundamental investment policy, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Fund may not:

         1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund does not intend to invest more than 5% of net assets in restricted securities.

         2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

         3. Purchase or sell commodities or commodity contracts, including futures contracts.

         4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e. loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets.

         5.       Purchase   securities  on  margin,  but  it  may  obtain  such
                  short-term credits as may be necessary for the clearance of purchases and sales of securities.

         6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made.

         7.       Purchase or sell puts and calls on securities.

         8.       Make short sales of securities.

         9. Participate on a joint or joint and several basis in any securities trading account.

         10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

         11. Invest in or hold securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund or the Investment Adviser (defined below) owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.


                 <In addition, it is a fundamental investment of the Fund, which
<may not be changed without the approval of a majority of the outstanding voting
<securities of the Fund, that the Fund will  concentrate in equity securities if
<companies in the high technology, financial service, pharmaceutical, and retail fields.>

         With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

                             MANAGEMENT OF THE TRUST

         The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Certificate of Trust, which Certificate of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Certificate of Trust, the Trustees shall elect a Chairman, who shall appoint officers, including a president, and a Chief Financial Officer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their current annual compensation from the Trust.


NAME                     AGE    POSITION HELD                       COMPENSATION



*Michael J. Boyle         50    Trustee/President                             $0
*Joanne E. Boyle          50    Trustee/Chief Financial Officer               $0
 James A. Hughes, Jr.     67    Trustee                                       $0
 Edward Loftus            31    Trustee                                       $0

      Mr. Boyle and Mr. Loftus are first cousins.
* This Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) by virtue of his affiliation with the Investment Adviser.


The principal occupations of the Trustees and officers of the Fund during the past five years are set forth below:

         MICHAEL J. BOYLE, 2062 Jackson Street, San Francisco, California 94109 is the Founder and has been President of Boyle Management and Research, Inc. since its founding in October 1997. From April 1990-June1996, Mr. Boyle was the Vice President of Business Development for a division of Harris Corporation, an information processing and communication company; from July 1996 to January 1997, Mr. Boyle was Senior Counsel for Harris Corporation. Mr. Boyle was a consultant from January 1997 to October 1997.

                JOANNE E. BOYLE, 2062 Jackson Street, San Francisco, California 94109 is the Co-Founder and has been the Chief Financial Officer of Boyle Management and Research, Inc. since its founding in October 1997. From August 1983 to December 1997, she served as President of Deck the Walls, a privately owned retail store in Melbourne, Florida.

         JAMES A. HUGHES, JR., 1111 Dorset Drive, West Chester, Pennsylvania 19382 is currently a Private Investor; prior to this he served as a Vice President of ORA of Mt. Laurel, New Jersey, from February 1993 to June 1994; and prior to this, he served as Vice-President of Manchester, Wilmington, Delaware from May 1992 to January 1993.

         EDWARD LOFTUS, 11038 Cannonade Lane, Parker, Colorado 80134, is currently the President of the Loftus Insurance Agency, Inc.; he served in this capacity from January 1995; prior to this, he was a District Manager for Akzo Nobel, NA from June 1993 to December 1994; prior to this, he was a student at Notre Dame University from June 1992 to June 1993.

                           PRINCIPAL SECURITY HOLDERS

         As of January 27, 1998, all of the outstanding shares of the Fund were owned by Michael J. and Joanne E. Boyle, 2062 Jackson Street, San Francisco, California 94109. A shareholder who beneficially owns, directly or indirectly, 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. Boyle Management and Research, Inc. is controlled by Michael J. Boyle, Trustee and President of the Trust, and Joanne E. Boyle, Trustee and Chief Financial Officer of the Trust.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

         Boyle Management and Research, Inc., a California corporation, 2062 Jackson Street, San Francisco, California 94109 (the "Investment Adviser"), is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Investment Adviser is controlled and wholly owned by Michael J. and Joanne E. Boyle.

         The Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser was approved by the Board of Trustees of the Trust, including a majority of the Trustees who were not a party to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of a party to the Advisory Agreement, at a Board of Trustees meeting held on December 6, 1997.

         Under the Advisory Agreement, the Investment Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Investment Adviser, (iii) provides the Custodian of the Fund's securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.

         By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         Pursuant to the Advisory Agreement, the Fund pays to the Investment Adviser, on a monthly basis, an advisory fee equal to 1.5% per annum of the Fund's average daily net assets.

         The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and may have numerous advisory clients in addition to the Fund.

THE ADMINISTRATION AGREEMENT

         The  Board of  Trustees  of the Trust has  approved  an  Administration
Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Fund. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Fund with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Fund's security transactions and the Fund's book of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

         Pursuant to the Administration Agreement, the Fund will pay to the Investment Adviser, on a monthly basis, a fee equal to 1% per annum of the Fund's average daily net assets.

         The Administration Agreement may be terminated by the Trust at any time, on 60 days' notice to the Investment Adviser, without penalty either (1) by vote of the Board of Trustees of the Trust, or (2) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

MAXUS INFORMATION SYSTEMS, INC.

         Maxus Information Services, Inc. ("Maxus"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares and act as dividend and distribution disbursing agent. Maxus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Maxus to perform its duties. For the performance of these services, the Investment Adviser (not the Fund) pays Maxus a fee which will vary with the number of States in which the Fund elects to do business; a fee for transfer agency and shareholder services at the annual rate per shareholder account of the Fund (subject to a minimum fee); and a monthly fee for accounting and pricing services which will vary according to the Fund's average net assets during such month (subject to a minimum fee). Maxus is a wholly owned subsidiary of Resource Management, Inc., an Ohio corporation with interests primarily in the financial services industry.

                             SECURITIES TRANSACTIONS

         The Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Fund's portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

         The Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts.

         The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the "third market" (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

         Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions. The Fund will not pay mark-ups.

         The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these policies.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


CALCULATION OF SHARE PRICE
         The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time), on each day the Fund is open for business. Net asset value is determined on every day except Saturdays, Sundays and the following holidays: New Year's Day, <Martin Luther King Day,> President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value also may be determined on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.


         In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted securities and securities that are not readily marketable, are valued in such manner as the Investment Adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

PURCHASE OF SHARES
         Orders for shares received by the Fund in proper form prior to the close of business on the New York Stock Exchange (the "Exchange") on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the Exchange at day's end. Orders received in proper form after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES
         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder's redemption request is made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

         The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus.


REDEMPTION IN  KIND
         Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.


                             PERFORMANCE INFORMATION

         The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

         For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                 P (1+T) n = ERV
Where:
         P = a hypothetical  initial  payment of $1,000
         T = average annual total return
         n = number of years (1, 5, or 10)
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year period, at the end of such period (or fractional portion thereof).

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of Fund registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

         The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

         The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

         A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Small Company Growth Funds category. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                                      TAXES

         The Fund has elected, and intends to qualify annually, for the special tax treatment afforded a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures and forward contracts on foreign currencies) not directly related to the business of investing in stocks and securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

         As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) and its net capital gain (not taking into account any capital gains or losses from sales and exchanges) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.

         Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includible in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

         The Fund may invest as much as5% of its net assets in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.

         The Fund may also be subject to special rules under the Code that apply to income derived from stock issued by a "passive foreign investment company" (or PFIC), which might subject the Fund to a non-deductible federal income tax. The Fund may be able to avoid this tax by electing to be taxed on its share of the PFIC's income (whether or not such income is actually distributed by the PFIC). The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC before an investment is made, however, the Fund may incur the PFIC tax in some instances.

         Under the Code, upon disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income.

         Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions, which are expected to be or have been announced.

         Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Fund will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. No law firm has expressed an opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                                    CUSTODIAN

         Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Fund's investments. Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                                    AUDITORS

         The firm of McCurdy & Associates CPA's, Inc. 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent auditors for the Fund. McCurdy & Associates will perform an annual audit of the Fund's financial statements and will advise the Fund as to certain accounting and tax matters.

                               FINANCIAL STATEMENT

To The Shareholders and Trustees
The Boyle Fund

We have audited the accompanying statement of assets and liabilities of The Boyle Fund (comprised of The Boyle Marathon Fund) as of January 30, 1998. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of January 30, 1998, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The Boyle Marathon Fund as of January 30, 1998, in conformity with generally accepted accounting principles.



/S/ McCurdy & Associates

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 30, 1998

                   THE BOYLE FUND
                   STATEMENT OF ASSETS AND LIABILITIES
                   JANUARY 30, 1998




                                              The Boyle
                                            Marathon Fund

ASSETS:
  Cash in Bank                               $100,000
  Organization Costs                           16,147
    Total Assets                              116,147



LIABILITIES:
  Note Payable                                 16,147
    Total Liabilities                          16,147



NET ASSETS                                   $100,000


NET ASSETS CONSIST OF:
  Capital Paid In                            $100,000


OUTSTANDING SHARES
  Unlimited Number of Shares
  Authorized Without Par Value                 10,000


NET ASSET VALUE PER SHARE                         $10

OFFERING PRICE PER SHARE                          $10



See Accountants' Audit Report


                             THE BOYLE FUND
                             NOTES TO FINANCIAL STATEMENTS
                             January 30, 1998

1.  ORGANIZATION
    The Boyle Fund (the "Trust") is an open-end management invest ment company organized as a business trust under the laws of the State of Delaware by a Declaration of Trust dated October 24, 1997. The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which presently consist of one series of shares for The Boyle Marathon Fund.

    The Fund uses an independent custodian and transfer agent. No transactions other than those relating to organizational matters and the sale of 10,000 Shares of The Boyle Marathon Fund have taken place to date.

2.  RELATED PARTY TRANSACTIONS
    As of January 30, 1998, all of the outstanding shares of the Fund were owned by Michael J. and Joanne E. Boyle. A share- holder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. Boyle Management & Research, Inc. is controlled by Michael J. Boyle, the Chairman of the Fund.

    Boyle Management & Research, Inc., the Fund's investment adviser, is registered as an investment adviser under the Investment Advisers Act of 1940.

    As compensation for Boyle Management & Research, Inc.'s services rendered to the Fund, such Fund pays a fee, computed and paid monthly, at an annual rate of 1-1/2% of the Fund's daily net assets. This fee is higher than that paid by most other investment companies.

3.  CAPITAL STOCK AND DISTRIBUTION
    At January 30, 1998, an unlimited number of shares were autho rized and paid in capital amounted to $100,000 for The Boyle Marathon Fund. Transactions in capital stock were as follows:

    Shares Sold:
      The Boyle Marathon Fund                      10,000

    Shares Redeemed:
      The Boyle Marathon Fund                           0

    Net Increase:
      The Boyle Marathon Fund                      10,000

    Shares Outstanding:
      The Boyle Marathon Fund                      10,000


4.  NOTE PAYABLE
    Note payable consists of a note payable to Boyle Management & Research, Inc. at 8% payable monthly for five years for the Fund.

    These notes are stated at cost. The Fund does not believe it is practicable to estimate fair value as the cost to provide such value would exceed the benefit.

    The principle due for the next five years for each Fund.

                FYE 1997          $ 1,345
                    1998            3,229
                    1999            3,229
                    2000            3,229
                    2001            3,229
                    2002            1,886
                                  $16,147

5.  ORGANIZATION COSTS
    Organization costs are being amortized on a straight line basis over a five-year period.


                            MISCELLANEOUS INFORMATION

                  This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

                  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

 PART C  OTHER INFORMATION  - -   Financial Statements and Exhibits

(a) Financial Statement - - Balance Sheet of the Fund dated January 30, 1998

(b) Exhibits

     (1) Certificate of Trust *

     (2) By-Laws *

     (3) Inapplicable

     (4) Inapplicable

     (5) Advisory Agreement - Boyle Management and Research, Inc. *

     (6) Inapplicable

     (7) Inapplicable

     (8) Custody Agreement with Fifth Third Bank

     (9) Administration Agreement with Boyle Management and Research, Inc.*

     (10) Opinion and Consent of Counsel relating to Issuance of Shares

     (11) Consent of Independent Public Accountants

     (12) Inapplicable

     (13) Agreement Relating to Initial Capital

     (14) Prototype Individual Retirement Account

     (15) Inapplicable

     (16) Inapplicable

     (17) Financial Data Schedule for Electronic Filers

     (18) Inapplicable

     * Previously filed.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT.

                  No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES.

                  As of January 27, 1998, the only holder of securities of the Fund was Michael J. and Joanne E. Boyle. Boyle Management and Research, Inc.is controlled by Michael J. Boyle, Trustee and President of the Trust and Joanne E. Boyle, Trustee and Chief Financial Officer of the Trust.

ITEM 27.          INDEMNIFICATION.

                  Under section 3817(a) of the Delaware Business trust Act, a Delaware Business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to Article V of the Certificate of Trust of The Boyle Fund (the "Trust")(Exhibit 1) pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability to the maximum extent permitted by law. Further, reference is also made to Section
                  11.1 the By-Laws of the Trust (Exhibit 2), which provides that the Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9, 1972) and number 11330 (September 2,
                  1980).

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                  Indemnification provisions exist in the Investment Advisory and Management Agreement, Administration Agreement and Custodian Agreement which agree to indemnify the parties the agreements for all actions related to their official duties except for actions taken in bad faith, gross negligence, or willful misfeasance, or willful disregard of his or her duties.


ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT
                  ADVISER

                  (a) Michael J. Boyle was a self employed consultant from January 1997 to October 1997; prior to that, Mr. Boyle was Senior Counsel with Harris Corporation, an electronics and communication company headquartered in Melbourne, Florida from July 1996 to January 1997; prior to that, Mr. Boyle was a Vice-President of Business Development for an operating division of Harris Corporation from April 1990 to June 1996.

                  (b) Joanne E. Boyle was President of Deck the Walls, a privately owned retail store in Melbourne, Florida from August 1983 to December 1997.

ITEM 29.          PRINCIPAL UNDERWRITERS.

                  (a)      Inapplicable

                  (b)      Inapplicable

                  (c)      Inapplicable

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS.

                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 2062 Jackson Street, San Francisco, California 94109, at the offices of the Registrant's Transfer Agent located at The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, and at the offices of the Custodian at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

ITEM 31.          MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A AND B.

                  Inapplicable

ITEM 32.          UNDERTAKINGS.

                  (a) Inapplicable

                  (b) The Registrant undertakes to file a post-effective amendment, using reasonably current financial statements, which need not be certified, within four to six months from the effective date of the Registrant's Registration Statement under the Securities Act of 1933.

                  (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on the 27th of January 1998.

                                 THE BOYLE FUND

                            By: /S/ Michael J. Boyle

                           Michael J. Boyle, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURE                    TITLE                                DATE

/S/ MICHAEL J. BOYLE             President and                  January 29, 1998
--------------------             Trustee
 ...............................
Michael J. Boyle


/S/ JOANNE E. BOYLE              Chief Financial Officer        January 29, 1998
-------------------              and Trustee
 ..............................
Joanne E. Boyle


/S/ JAMES A. HUGHES, JR.         Trustee                        January 29, 1998
------------------------
 ....................................
James A. Hughes, Jr.


/S/ EDWARD LOFTUS                Trustee                        January 29, 1998
 ..............................
Edward Loftus

                                INDEX TO EXHIBITS

(1)               Certificate of Trust *

(2)               By-Laws of the Trust*

(3)               Inapplicable

(4)               Inapplicable

(5)               Advisory Agreement with Boyle Management and Research, Inc. *

(6)               Inapplicable

(7)               Inapplicable

(8)               Custody Agreement with Fifth Third Bank

(9)               Administration Agreement with Boyle Management and Research,
                  Inc.*

(10)              Opinion and Consent of Counsel relating to issuance of shares

(11)              Consent of Independent Public Accountants

(12)              Inapplicable

(13)              Agreement Relating to Initial Capital

(14)              Prototype Individual Retirement Account

(15)              Inapplicable

(16)              Inapplicable

(17)              Financial Data Schedule

(18)              Inapplicable

*  Previously filed.

                                    EXHIBIT 8

                    Custody Agreement with Fifth Third Bank

                                CUSTODY AGREEMENT

         THIS AGREEMENT, is made as of November 17,1997, by and between THE BOYLE FUND, a business trust organized under the laws of the State of Delaware (the "Trust"), acting with respect to the Boyle Marathon Fund (the "Fund"), Boyle Management and Research, Inc., a California corporation (the "Adviser") and THE FIFTH THIRD BANK, a banking company organized under the laws of the State of Ohio (the "Custodian").

                                   WITNESSETH:

         WHEREAS, the Trust and the Adviser desire that the Securities and cash of the Fund be held and administered by the Custodian pursuant to this Agreement; and

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Adviser is registered as an investment adviser under the 1940 Act and provides advisory services to the Trust pursuant to an Investment Advisory and Management Agreement;

         WHEREAS, under the Investment Advisory and Management Agreement, the Adviser is responsible for retaining and compensating agents to provide non-advisory services to the Trust; and

         WHEREAS, the Custodian represents that it is a bank having the qualifications prescribed in Section 26(a)(i) of the 1940 Act;

                  NOW, THEREFORE, in consideration of the mutual agreements herein made, the Trust, the Adviser, and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         1.1 "Authorized Person" means any Officer or other person duly authorized by resolution of the Board of Trustees to give Oral Instructions and Written Instructions on behalf of the Trust and named in Exhibit B hereto or in such resolutions of the Board of Trustees, certified by an Officer, as may be received by the Custodian from time to time.

         1.2 "Board of Trustees" shall mean the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust, dated October 17, 1997, as from time to time amended.

         1.3 "Book-Entry System" shall mean a federal book-entry system as provided in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR Part 350, or in such book-entry regulations of federal agencies as are substantially in the form of such Subpart O.

         1.4 "Business Day" shall mean any day recognized as a settlement day by The New York Stock Exchange, Inc. and any other day for which the Fund computes the net asset value of the Fund.

         1.5 "NASD" shall mean The National Association of Securities Dealers, Inc.

         1.6 "Officer" shall mean the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Trust.

         1.7 "Oral Instructions" shall mean instructions orally transmitted to and accepted by the Custodian because such instructions are: (i) reasonably believed by the Custodian to have been given by an Authorized Person, (ii) recorded and kept among the records of the Custodian made in the ordinary course of business and (iii) orally confirmed by the Custodian. The Trust shall cause all Oral Instructions to be confirmed by Written Instructions. If such Written Instructions confirming Oral Instructions are not received by the Custodian prior to a transaction, it shall in no way affect the validity of the transaction or the authorization thereof by the Trust. If Oral Instructions vary from the Written Instructions which purport to confirm them, the Custodian shall notify the Trust of such variance but such Oral Instructions will govern unless the Custodian has not yet acted.

         1.8 "Custody Account" shall mean any account in the name of the Trust, which is provided for in Section 3.2 below.

         1.9 "Proper Instructions" shall mean Oral Instructions or Written Instructions. Proper Instructions may be continuing Written Instructions when deemed appropriate by both parties.

         1.10 "Securities Depository" shall mean The Participants Trust Company or The Depository Trust Company and (provided that Custodian shall have received a copy of a resolution of the Board of Trustees, certified by an Officer, specifically approving the use of such clearing agency as a depository for the Trust) any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities and Exchange Act of 1934 (the "1934 Act"), which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

         1.11 "Securities" shall include, without limitation, common and preferred stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, bankers' acceptances, mortgage-backed securities, other money market instruments or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that the Custodian has the facilities to clear and to service.

         1.12 "Shares" shall mean the units of beneficial interest issued by the Trust.

         1.13 "Written Instructions" shall mean (i) written communications actually received by the Custodian and signed by one or more persons as the Board of Trustees shall have from time to time authorized, or (ii) communications by telex or any other such system from a person or persons reasonably believed by the Custodian to be Authorized, or (iii) communications transmitted electronically through the Institutional Delivery System (IDS), or any other similar electronic instruction system acceptable to Custodian and approved by resolutions of the Board of Trustees, a copy of which, certified by an Officer, shall have been delivered to the Custodian.

                                   ARTICLE II
                            APPOINTMENT OF CUSTODIAN

         2.1 Appointment. The Trust and the Adviser hereby constitute and appoint the Custodian as custodian of all Securities and cash owned by or in the possession of the Trust at any time during the period of this Agreement, provided that such Securities or cash at all times shall be and remain the property of the Trust.

         2.2 Acceptance. The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth and in accordance with the 1940 Act as amended. Except as specifically set forth herein, the Custodian shall have no liability and assumes no responsibly for any non-compliance by the Trust or a Fund of any laws, rules or regulations.

                                   ARTICLE III
                         CUSTODY OF CASH AND SECURITIES

         3.1 Segregation. All Securities and non-cash property held by the Custodian for the account of the Fund, except Securities maintained in a Securities Depository or Book-Entry System, shall be physically segregated from other Securities and non-cash property in the possession of the Custodian and shall be identified as subject to this Agreement.

         3.2 Custody Account. The Custodian shall open and maintain in its trust department a custody account in the name of each Fund, subject only to draft or order of the Custodian, in which the Custodian shall enter and carry all Securities, cash and other assets of the Fund which are delivered to it.

         3.3 Appointment of Agents. In its discretion, the Custodian may appoint, and at any time remove, any domestic bank or trust company, which has been approved by the Board of Trustees and is qualified to act as a custodian under the 1940 Act, as sub-custodian to hold Securities and cash of the Funds and to carry out such other provisions of this Agreement as it may determine, and may also open and maintain one or more banking accounts with such a bank or trust company (any such accounts to be in the name of the Custodian and subject only to its draft or order), provided, however, that the appointment of any such agent shall not relieve the Custodian of any of its obligations or liabilities under this Agreement.

         3.4 Delivery of Assets to Custodian. The Fund shall deliver, or cause to be delivered, to the Custodian all of the Fund's Securities, cash and other assets, including (a) all payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the period of this Agreement, and (b) all cash received by the Fund for the issuance, at any time during such period, of Shares. The Custodian shall not be responsible for such Securities, cash or other assets until actually received by it.

         3.5 Securities Depositories and Book-Entry Systems. The Custodian may deposit and/or maintain Securities of the Funds in a Securities Depository or in a Book-Entry System, subject to the following provisions:

         (a)      Prior  to  a  deposit  of  Securities  of  the  Funds  in  any
                  Securities Depository or Book-Entry System, the Fund shall deliver to the Custodian a resolution of the Board of Trustees, certified by an Officer, authorizing and instructing the Custodian on an on-going basis to deposit in such Securities Depository or Book-Entry System all Securities eligible for deposit therein and to make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities. So long as such Securities Depository or Book-Entry System shall continue to be employed for the deposit of Securities of the Funds, the Trust shall annually re-adopt such resolution and deliver a copy thereof, certified by an Officer, to the Custodian.

         (b) Securities of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account ("Depository Account") of the Custodian in such Book-Entry System or Securities Depository which includes only assets held by the Custodian as a fiduciary, custodian or otherwise for customers.

         (c) The records of the Custodian and the Custodian's account on the books of the Book-Entry System and Securities Depository as the case may be, with respect to Securities of a Fund maintained in a Book-Entry System or Securities Depository shall, by book-entry, or otherwise identify such Securities as belonging to the Fund.

         (d) If Securities purchases by the Fund are to be held in a Book-Entry System or Securities Depository, the Custodian shall pay for such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, the Custodian shall transfer such Securities upon (i) receipt of advice from the Book-Entry System or Securities depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund.

         (e) Upon request, the Custodian shall provide the Fund with copies of any report (obtained by the Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund is kept) on the internal accounting controls and procedures for safeguarding Securities deposited in such Book-Entry System or Securities Depository.

         (f) Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Trust for any loss or damage to the Trust resulting (i) from the use of a Book-Entry System or Securities Depository by reason of any negligence or willful misconduct on the part of Custodian or any sub-custodian appointed pursuant to Section 3.3 above or any of its or their employees, or (ii) from failure of Custodian or any such sub-custodian to enforce effectively such rights as it may have against a Book-Entry System or Securities Depository. At its election, the Trust shall be subrogated to the rights of the Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person for any loss or damage to the Funds arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Trust has been made whole for any such loss or damage.

         3.6 Disbursement of Moneys from Custody Accounts. Upon receipt of Proper Instructions, the Custodian shall disburse moneys from a Fund Custody Account but only in the following cases:

         (a) For the purchase of Securities for the Fund but only upon compliance with Section 4.1 of this Agreement and only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to the Custodian (or any sub-custodian appointed pursuant to Section 3.3 above) of such Securities registered as provided in Section 3.9 below in proper form for transfer, or if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in Section 3.5 above; (ii) in the case of options on Securities, against delivery to the Custodian (or such sub-custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to the Custodian (or such sub-custodian) of evidence of title thereto in favor of the Trust or any nominee referred to in Section 3.9 below; and
                  (iv) in the case of repurchase or reverse repurchase agreements entered into between the Trust and a bank which is a member of the Federal Reserve System or between the Trust and a primary dealer in U.S. Government securities, against delivery of the purchased Securities either in certificate form or through an entry crediting the Custodian's account at a Book-Entry System or Securities Depository for the account of the Fund with such Securities;

         (b) In connection with the conversion, exchange or surrender, as set forth in Section 3.7(f) below, of securities owned by the Fund;

         (c) For the payment of any dividends or capital gain distributions declared by the Fund;

         (d)      In payment of the  redemption  price of Shares as  provided in
                  Section 5.1 below;

         (e) For the payment of any expense or liability incurred by the Trust, including but not limited to the following payments for the account of a Fund: interest; taxes; administration, investment management, investment advisory, accounting, auditing, transfer agent, custodian, trustee and legal fees; and other operating expenses of a Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

         (f) For transfer in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD, relating to compliance with rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Trust;

         (g) For transfer in accordance with the provisions of any agreement among the Trust, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Trust;

         (h) For the funding of any uncertificated time deposit or other interest-bearing account with any banking institution (including the Custodian), which deposit or account has a term of one year or less; and

         (i) For any other proper purposes, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Trustees, certified by an Officer, specifying the amount and purpose of such payment, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

         3.7 Delivery of Securities from Fund Custody Accounts. Upon receipt of Proper Instructions, the Custodian shall release and deliver Securities from a Custody Account but only in the following cases:

         (a) Upon the sale of Securities for the account of a Fund but only against receipt of payment therefor in cash, by certified or cashiers check or bank credit;

         (b) In the case of a sale effected through a Book-Entry System or Securities Depository, in accordance with the provisions of
                  Section 3.5 above;

         (c) To an Offeror's depository agent in connection with tender or other similar offers for Securities of a Fund; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

         (d) To the issuer thereof or its agent (i) for transfer into the name of the Trust, the Custodian or any sub-custodian appointed pursuant to Section 3.3 above, or of any nominee or nominees of any of the foregoing, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to the Custodian;

         (e)      To  the  broker  selling   Securities,   for   examination  in
                  accordance with the "street delivery" custom;

         (f) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;

         (g) Upon receipt of payment therefor pursuant to any repurchase or reverse repurchase agreement entered into by a Fund;

         (h) In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;

         (i) For delivery in connection with any loans of Securities of a Fund, but only against receipt of such collateral as the Trust shall have specified to the Custodian in Proper Instructions;

         (j) For delivery as security in connection with any borrowings by the Trust on behalf of a Fund requiring a pledge of assets by such Fund, but only against receipt by the Custodian of the amounts borrowed;

         (k)      Pursuant   to   any    authorized    plan   of    liquidation,
                  reorganization, merger, consolidation or recapitalization of the Trust or a Fund;

         (l) For delivery in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Trust on behalf of a Fund;

         (m) For delivery in accordance with the provisions of any agreement among the Trust on behalf of a Fund, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Trust on behalf of a Fund; or

         (n) For any other proper corporate purposes, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Trustees, certified by an Officer, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such Securities shall be made.

         3.8 Actions Not Requiring Proper Instructions. Unless otherwise instructed by the Trust, the Custodian shall with respect to all Securities held for a Fund;

         (a) Subject to Section 7.4 below, collect on a timely basis all income and other payments to which the Trust is entitled either by law or pursuant to custom in the securities business;

         (b) Present for payment and, subject to Section 7.4 below, collect on a timely basis the amount payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;

         (c) Endorse for collection, in the name of the Trust, checks, drafts and other negotiable instruments;

         (d) Surrender interim receipts or Securities in temporary form for Securities in definitive form;

         (e) Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the Internal Revenue Service ("IRS") and to the Trust at such time, in such manner and containing such information as is prescribed by the IRS;

         (f)      Hold  for  a  Fund,   either  directly  or,  with  respect  to
                  Securities held therein, through a Book-Entry System or Securities Depository, all rights and similar securities issued with respect to Securities of the Fund; and

         (g) In general, and except as otherwise directed in Proper Instructions, attend to all non-discretionary details in connection with sale, exchange, substitution, purchase, transfer and other dealings with Securities and assets of the Fund.

         3.9 Registration and Transfer of Securities. All Securities held for a Fund that are issued or issuable only in bearer form shall be held by the Custodian in that form, provided that any such Securities shall be held in a Book-Entry System for the account of the Trust on behalf of a Fund, if eligible therefor. All other Securities held for a Fund may be registered in the name of the Trust on behalf of such Fund, the Custodian, or any sub-custodian appointed pursuant to Section 3.3 above, or in the name of any nominee of any of them, or in the name of a Book-Entry System, Securities Depository or any nominee of either thereof; provided, however, that such Securities are held specifically for the account of the Trust on behalf of a Fund. The Trust shall furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of any of the nominees hereinabove referred to or in the name of a Book-Entry System or Securities Depository, any Securities registered in the name of a Fund.

         3.10 Records. (a) The Custodian shall maintain, by Fund, complete and accurate records with respect to Securities, cash or other property held for the Trust, including (i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Securities in transfer, (B) Securities in physical possession,
(C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral),
(D) dividends and interest received, and (E) dividends receivable and interest accrued; and (iii) canceled checks and bank records related thereto. The Custodian shall keep such other books and records of the Trust as the Trust shall reasonably request, or as may be required by the 1940 Act, including, but not limited to Section 3.1 and Rule 31a-1 and Rule 31a-2 promulgated thereunder.

         (b) All such books and records maintained by the Custodian shall (i) be maintained in a form acceptable to the Trust and in compliance with rules and regulations of the Securities and Exchange Commission, (ii) be the property of the Trust and at all times during the regular business hours of the Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Trust and employees or agents of the Securities and Exchange Commission, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act.

         3.11 Fund Reports by Custodian. The Custodian shall furnish the Trust with a daily activity statement by Fund and a summary of all transfers to or from the Custody Account on the day following such transfers. At least monthly and from time to time, the Custodian shall furnish the Trust with a detailed statement, by Fund, of the Securities and moneys held for the Trust under this Agreement.

         3.12 Other Reports by Custodian. The Custodian shall provide the Trust with such reports, as the Trust may reasonably request from time to time, on the internal accounting controls and procedures for safeguarding Securities, which are employed by the Custodian or any sub-custodian appointed pursuant to Section
3.3 above.

         3.13 Proxies and Other Materials. The Custodian shall cause all proxies if any, relating to Securities which are not registered in the name of a Fund, to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted, and shall include all other proxy materials, if any, promptly deliver to the Trust such proxies, all proxy soliciting materials, which should include all other proxy materials, if any, and all notices to such Securities.

         3.14 Information on Corporate Actions. Custodian will promptly notify the Trust of corporate actions, limited to those Securities registered in nominee name and to those Securities held at a Depository or sub-Custodian acting as agent for Custodian. Custodian will be responsible only if the notice of such corporate actions is published by the Financial Daily Card Service, J.J. Kenny Called Bond Service, DTC, or received by first class mail from the agent. For market announcements not yet received and distributed by Custodian's services, Trust will inform its custody representative with appropriate instructions. Custodian will, upon receipt of Trust's response within the required deadline, affect such action for receipt or payment for the Trust. For those responses received after the deadline, Custodian will affect such action for receipt or payment, subject to the limitations of the agent(s) affecting such actions. Custodian will promptly notify Trust for put options only if the notice is received by first class mail from the agent. The Trust will provide or cause to be provided to Custodian with all relevant information contained in the prospectus for any security which has unique put/option provisions and provide Custodian with specific tender instructions at least ten business days prior to the beginning date of the tender period.

                                   ARTICLE IV
                  PURCHASE AND SALE OF INVESTMENTS OF THE FUND

         4.1 Purchase of Securities. Promptly upon each purchase of Securities for the Trust, Written Instructions shall be delivered to the Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any) or other units purchased, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and (f) the name of the person to whom such amount is payable. The Custodian shall upon receipt of such Securities purchased by a Fund pay out of the moneys held for the account of such Fund the total amount specified in such Written Instructions to the person named therein. The Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities for a Fund, if in the relevant Custody Account there is insufficient cash available to the Fund for which such purchase was made.

         4.2 Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for the purchase of Securities for a Fund is made by the Custodian in advance of receipt for the account of the Fund of the Securities purchased but in the absence of specific Written or Oral Instructions to so pay in advance, the Custodian shall be liable to the Fund for such Securities to the same extent as if the Securities had been received by the Custodian.

         4.3 Sale of Securities. Promptly upon each sale of Securities by a Fund, Written Instructions shall be delivered to the Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units sold, (c) the date of sale and settlement (d) the sale price per unit, (e) the total amount payable upon such sale, and (f) the person to whom such Securities are to be delivered. Upon receipt of the total amount payable to the Trust as specified in such Written Instructions, the Custodian shall deliver such Securities to the person specified in such Written Instructions. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

         4.4 Delivery of Securities Sold. Notwithstanding Section 4.3 above or any other provision of this Agreement, the Custodian, when instructed to deliver Securities against payment, shall be entitled, if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor. In any such case, the Trust shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and the Custodian shall have no liability for any of the foregoing.

         4.5 Payment for Securities Sold, etc. In its sole discretion and from time to time, the Custodian may credit the relevant Custody Account, prior to actual receipt of final payment thereof, with (i) proceeds from the sale of Securities which it has been instructed to deliver against payment, (ii) proceeds from the redemption of Securities or other assets of the Trust, and
(iii) income from cash, Securities or other assets of the Trust. Any such credit shall be conditional upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full. The Custodian may, in its sole discretion and from time to time, permit the Trust to use funds so credited to its Custody Account in anticipation of actual receipt of final payment. Any such funds shall be repayable immediately upon demand made by the Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Custody Account.

         4.6 Advances by Custodian for Settlement. The Custodian may, in its sole discretion and from time to time, advance funds to the Trust to facilitate the settlement of a Trust transactions on behalf of a Fund in its Custody Account. Any such advance shall be repayable immediately upon demand made by Custodian.

                                    ARTICLE V
                           REDEMPTION OF TRUST SHARES

         Transfer of Funds. From such funds as may be available for the purpose in the relevant Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares of a Fund, the Custodian shall wire each amount specified in such Proper Instructions to or through such bank as the Trust may designate with respect to such amount in such Proper Instructions. Upon effecting payment or distribution in accordance with proper Instruction, the Custodian shall not be under any obligation or have any responsibility thereafter with respect to any such paying bank.

                                   ARTICLE VI
                               SEGREGATED ACCOUNTS

         Upon receipt of Proper Instructions, the Custodian shall establish and maintain a segregated account or accounts for and on behalf of each Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account,

         (a) in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Trust,

         (b) for purposes of segregating cash or Securities in connection with securities options purchased or written by a Fund or in connection with financial futures contracts (or options thereon) purchased or sold by a Fund,

         (c) which constitute collateral for loans of Securities made by a Fund,

         (d) for purposes of compliance by the Trust with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements and when-issued, delayed delivery and firm commitment transactions, and

         (e) for other proper corporate purposes, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Trustees, certified by an Officer, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

                                   ARTICLE VII
                            CONCERNING THE CUSTODIAN

         7.1 Standard of Care. The Custodian shall be held to the exercise of reasonable care in carrying out its obligations under this Agreement, and shall be without liability to the Trust for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim unless such loss, damages, cost, expense, liability or claim arises from negligence, bad faith or willful misconduct on its part or on the part of any sub-custodian appointed pursuant to Section 3.3 above. The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trust of any action taken or omitted by the Custodian pursuant to advice of counsel. The Custodian shall not be under any obligation at any time to ascertain whether the Trust is in compliance with the 1940 Act, the regulations thereunder, the provisions of the Trust's charter documents or by-laws, or its investment objectives and policies as then in effect.

         7.2 Actual Collection Required. The Custodian shall not be liable for, or considered to be the custodian of, any cash belonging to the Trust or any money represented by a check, draft or other instrument for the payment of money, until the Custodian or its agents actually receive such cash or collect on such instrument.

         7.3 No Responsibility for title, etc. So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it pursuant to this Agreement.

         7.4 Limitation on Duty to Collect. Custodian shall not be required to enforce collection, by legal means or otherwise, of any money or property due and payable with respect to Securities held for the Trust if such Securities are in default or payment is not made after due demand or presentation.

         7.5 Reliance Upon Documents and Instructions. The Custodian shall be entitled to rely upon any certificate, notice or other instrument in writing received by it and reasonably believed by it to be genuine. The Custodian shall be entitled to rely upon any Oral Instructions and/or any Written Instructions actually received by it pursuant to this Agreement.

         7.6 Express Duties Only. The Custodian shall have no duties or obligations whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Custodian.

         7.7 Cooperation. The Custodian shall cooperate with and supply necessary information, by the Trust, to the entity or entities appointed by the Trust to keep the books of account of the Trust and/or compute the value of the assets of the Trust. The Custodian shall take all such reasonable actions as the Trust may from time to time request to enable the Trust to obtain, from year to year, favorable opinions from the Trust's independent accountants with respect to the Custodian's activities hereunder in connection with (a) the preparation of the Trust's report on Form N-1A and Form N-SAR and any other reports required by the Securities and Exchange Commission, and (b) the fulfillment by the Trust of any other requirements of the Securities and Exchange Commission.

                                  ARTICLE VIII
                                 INDEMNIFICATION

         8.1 Indemnification. The Trust shall indemnify and hold harmless the Custodian and any sub-custodian appointed pursuant to Section 3.3 above, and any nominee of the Custodian or of such sub-custodian from and against any loss, damage, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by the Custodian or such sub-custodian (i) at the request or direction of or in reliance on the advice of the Trust, or (ii) upon Proper Instructions, or (c) generally, from the performance of its obligations under this Agreement or any sub-custody agreement with a sub-custodian appointed pursuant to Section 3.3 above or, in the case of any such sub-custodian, from the performance of its obligations under such custody agreement, provided that neither the Custodian nor any such sub-custodian shall be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from the Custodian's or such sub-custodian's negligence, bad faith or willful misconduct.

         8.2 Indemnity to be Provided. If the Trust requests the Custodian to take any action with respect to Securities, which may, in the opinion of the custodian, result in the Custodian or its nominee becoming liable for the payment of money or incurring liability of some other form, the Custodian shall not be required to take such action until the Trust shall have provided indemnity therefor to the Custodian in an amount and form satisfactory to the Custodian.

                                   ARTICLE IX
                                  FORCE MAJEURE

         The Custodian, the Adviser, and the Trust shall not be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes, acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation; provided, however, that the Custodian in the event of a failure or delay shall use its best efforts to ameliorate the effects of any such failure or delay. Notwithstanding the foregoing, the Custodian shall maintain sufficient disaster recovery procedures to minimize interruptions.

                                    ARTICLE X
                          EFFECTIVE PERIOD; TERMINATION

         10.1 Effective Period. This Agreement shall become effective as of the date first set forth above and shall continue in full force and effect until terminated as hereinafter provided.

         10.2 Termination. Either party hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of the giving of such notice. If a successor custodian shall have been appointed by the Board of Trustees, the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on such specified date of termination (a) deliver directly to the successor custodian all Securities (other than Securities held in a Book-Entry System or Securities Depository) and cash then owned by the Trust and held by the Custodian as custodian, and (b) transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the benefit of the Trust at the successor custodian, provided that the Adviser will pay, on behalf of the Trust, to the Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled. Upon such delivery and transfer, the Custodian shall be relieved of all obligations under this Agreement. The Trust may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by regulatory authorities in the State of Ohio or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

         10.3 Failure to Appoint Successor Custodian. If a successor custodian is not designated by the Trust on or before the date of termination specified pursuant to Section 10.1 above, then the Custodian shall have the right to deliver to a bank or trust company of its own selection, which is (a) a "Bank" as defined in the 1940 Act, (b) has aggregate capital, surplus and undivided profits as shown on its then most recent published report of not less than $25 million, and (c) is doing business in New York, New York, all Securities, cash and other property held by Custodian under this Agreement and to transfer to an account of or for the Trust at such bank or trust company all Securities of the Trust held in a Book-Entry System or Securities Depository. Upon such delivery and transfer, such bank or trust company shall be the successor custodian under this Agreement and the Custodian shall be relieved of all obligations under this Agreement. If, after reasonable inquiry, Custodian cannot find a successor custodian as contemplated in this Section 10.3, then Custodian shall have the right to deliver to the Trust all Securities and cash then owned by the Trust and to transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the Trust. Thereafter, the Trust shall be deemed to be its own custodian with respect to the Trust and the Custodian shall be relieved of all obligations under this Agreement.

                                   ARTICLE XI
                            COMPENSATION OF CUSTODIAN

         The Custodian shall be entitled to compensation as agreed upon from time to time by the parties. The fees and other charges in effect on the date hereof and applicable to the Funds are set forth in Exhibit B attached hereto.

                                   ARTICLE XII
                             LIMITATION OF LIABILITY

         The Trust is a business trust organized under Delaware law and under a Certificate of Trust, to which reference is hereby made a copy of which is on file at the office of the Secretary of State of Delaware as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name of the Trust or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust or the Funds personally, but bind only the assets of the Trust, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

                                  ARTICLE XIII
                                     NOTICES

         Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be in writing and shall be sent or delivered to The receipt at the address set forth after its name herein below:

                                    To the Trust or Adviser:
                                    Boyle Management and Research, Inc.
                                    2062 Jackson Street
                                    San Francisco, CA 94109
                                    Attn: Michael J. Boyle
                                    Telephone:       (415) 923-5855
                                    Facsimile:       (415) 923-5855

                                    To the Custodian:

                                    The Fifth Third Bank
                                    38 Fountain Square Plaza
                                    Cincinnati, Ohio  45263
                                    Attn:  Area Manager - Trust Operations

                                    Telephone:  (513) 579-5300
                                    Facsimile:   (513) 579-4312

or at such other address as either party shall have provided to the other by notice given in accordance with this Article XIII. Writing shall include transmission by or through teletype, facsimile, central processing unit connection, on-line terminal and magnetic tape.

                                   ARTICLE XIV
                                  MISCELLANEOUS

         14.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         14.2 References to Custodian. The Trust shall not circulate any printed matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the prospectus or statement of additional information or its registration statement for the Trust and such other printed matter as merely identifies Custodian as custodian for the Trust. The Trust shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.

         14.3 No Waiver. No failure by either party hereto to exercise and no delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

         14.4 Amendments. This Agreement cannot be changed orally and no amendment to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

         14.5 Counterparts. This Agreement may be executed in one or more counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

         14.6 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

         14.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party hereto without the written consent of the other party hereto.

         14.8 Headings. The headings of sections in this Agreement are for convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

         14.9 Effective Date. The effective date of this Agreement shall be the date on which clearance from the Securities and Exchange Commission is received to begin distributing the prospectus. This date is currently anticipated to be January 17, 1998.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered in its name and on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.
ATTEST:                                                 THE BOYLE FUND

/S/ Joanne E. Boyle                                By:  /S/ Michael J. Boyle
                                                  Its:  Chairman and President

ATTEST:                                                 BOYLE MANAGEMENT AND
                                                        RESEARCH, INC.


/S/ Joanne E. Boyle                                By:  /S/ Michael J. Boyle
                                                  Its:  Chairman and CEO


ATTEST:                                                 THE FIFTH THIRD BANK


                                                   By:  /S/ Howard Kaplan
                                                  Its:  Assistant Vice President

                                                        Dated: November 17, 1997

                                    EXHIBIT A
                        TO THE CUSTODY AGREEMENT BETWEEN
             THE BOYLE FUND, BOYLE MANAGEMENT AND RESEARCH, INC. AND
                              THE FIFTH THIRD BANK

                                November 17, 1997


Name of Fund                                                   Date

Boyle Marathon Fund                                            November 17, 1997





                                 THE BOYLE FUND


                         By:  /S/ Michael J. Boyle
                        Its:  Chairman and President


                              BOYLE MANAGEMENT AND
                                 RESEARCH, INC.


                         By:  /S/ Michael J. Boyle
                        Its:  Chairman and CEO


                              THE FIFTH THIRD BANK

                         By:  /S/ Howard Kaplan
                        Its:  Assistant Vice President

                                                        Dated: November 17, 1997

                                    EXHIBIT B
                        TO THE CUSTODY AGREEMENT BETWEEN
             THE BOYLE FUND, BOYLE MANAGEMENT AND RESEARCH, INC. AND
                              THE FIFTH THIRD BANK

                                November 17, 1997


                               AUTHORIZED PERSONS


         Set forth below are the names and specimen signatures of the persons authorized by the Trust to Administer each Custody Account.



               Name                                 Signature

         Michael J. Boyle                     /S/ Michael J. Boyle

         Joanne E. Boyle                      /S/ Joanne E. Boyle

------------------------------------          ----------------------------------

------------------------------------          ----------------------------------

------------------------------------          ----------------------------------

------------------------------------          ----------------------------------

------------------------------------          ----------------------------------

------------------------------------          ----------------------------------

                                    EXHIBIT C
                        TO THE CUSTODY AGREEMENT BETWEEN
             THE BOYLE FUND, BOYLE MANAGEMENT AND RESEARCH, INC. AND
                              THE FIFTH THIRD BANK

                                November 17, 1997


                        MUTUAL FUND CUSTODY FEE SCHEDULE

                                                                    Per Unit Fee
I.  BASIC PER  ACCOUNT FEE

Annual Asset Based Fees

Less than $25Million                                                $    1.00 bp
$25 - $100Million                                                   $     .75 bp
$100 - $200Million                                                  $     .50 bp
Over $200Million                                                    $     .25 bp
Minimun                                                             $2,400.00


II.  SECURITY TRANSACTION FEES

DTC/FED Eligible Trades                                                $ 9.00
Physical                                                               $25.00
Amortized Security Trades                                              $25.00
Options                                                                $25.00
Mutual Funds                                                           $15.00
Foreign - Euroclear & Cedel                                            $50.00
Foreign - Other                                                        $  TBD

III.      SYSTEMS

Automated Securities Workstation                                      $150.00
    $200.00 Initial Setup
Mainframe-to-Mainframe                                                $150.00
    $200.00 Initial Setup
ACCESS
    Single Account                                                     $50.00
    Multiple Accounts                                                 $100.00


MISCELLANEOUS FEES

Principal & Interest Collection (on amortized securities)               $5.00
Per additional issue for repo collateral                                $5.00
Voluntary Corporate Actions                                            $25.00
Wire Transfers (In/Out)                                                 $7.00
Check Requests                                                          $6.00
Automated Asset Reconcilation                                          $25.00
Escrow Receipt                                                          $5.00
Special Services - per hr. fee                                         $75.00
Overnight Packages                                                      $8.00
Other                                                                     TBD

   *A 10% discount will be given for the first year of inception of the fund.

                                   EXHIBIT 10
              Opinion of Counsel Related to the Issuance of Shares


                                Michael J. Boyle
                                 Attorney-at-Law
                               2062 Jackson Street
                         San Francisco, California 94109
                            Phone/FAX 1-415-923-5855


                                                                January 22, 1998


The Boyle Fund
2062 Jackson Street
San Francisco, California 94109


Gentlemen:


                  I have acted as counsel for the Boyle Fund, a Delaware business trust (the "Trust"), in connection with the filing by the Trust of a Registration Statement on Form N-1A pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 (the "Registration Statement") with respect to the proposed sale of an indefinite number of a series of shares of the Trust representing the beneficial interest of shareholders of the Boyle Marathon Fund, a separate investment portfolio of the Trust (the "shares"). I am also the President and a Trustee of the Trust.

                   I have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction as being true copies, of all such records of the Trust, all such agreements, certificates of officers of the Trust, public officials and others, and such other documents, certificates and other records as I have deemed necessary as a basis for the opinions expressed in this letter, including, without limitation, the Certificate of Trust of the Trust (the "Certificate of Trust"), the By-laws of the Trust and the other records of proceedings of the Trustees and shareholder of the Trust from the date of formation.

                  In my examination, I have assumed the genuiness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as certified or photostatic copies.

                  I have investigated such questions of law for the purpose of rendering the opinions expressed in this letter as I have deemed necessary. I express no opinion in this letter concerning any law other than the law of the State of Delaware and the federal law of the United States of America.

                  This opinion is being rendered to you as of the date hereof. The opinion expressed herein assumes that there is no change in the facts, circumstances and law in effect on the date of this opinion, particularly as they relate to Trust authority and the Trust's good standing under Delaware law.

The Boyle Fund
January, 22, 1998
Page 2

                  On the basis of the foregoing, and in reliance thereon, I am of the opinion that the Shares, when issued pursuant to the terms, provisions and conditions set forth in the Certificate of Trust and in the Registration Statement, and upon receipt of full authorized consideration therefor in cash, will be validly issued, fully paid and non-assessable by the Trust.

                  This opinion is rendered only to the Trust in connection with the filing of the Registration Statement. I consent to the filing of this opinion as Exhibit 10 to the Registration Statement and to the filing of this opinion in conjunction with the filing in any state under the state's securities or blue sky laws. This letter may not be paraphrased, quoted or summarized, nor may it be duplicated or reproduced in part.



                             Respectfully submitted,

                             /S/ Michael J. Boyle
                             --------------------
                                 Michael J. Boyle

                                   EXHIBIT 11
                    Consent of Independent Public Accountants


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use in this Pre-effective Amendment No. 1 to the Registration Statement for The Boyle Fund of all references to our firm included in or made a part of this Amendment.




  McCurdy & Associates CPA's, Inc.
  January 30, 1998

                                   EXHIBIT 13
                      Agreement Relating to Initial Capital


                             SUBSCRIPTION AGREEMENT

   The Boyle Fund
   2062 Jackson Street
   San Francisco, California  94109

   Gentlemen:

             The undersigned together hereby subscribe to 10,000 shares of the The Boyle Marathon Fund and agree to pay the sum of $100,000 in cash.

             It is understood that upon acceptance hereof by The Boyle Fund the shares subscribed for shall be issued to the undersigned as joint owners with right of survivorship and that said shares shall be deemed to be fully paid and nonassessable.

             The undersigned agrees that the shares are being purchased for investment with no present intention of reselling or redeeming said shares.

             Dated and effective as of this 6th day of December 1997.

                            /S/ Michael J. Boyle
                                ----------------
                                Michael J. Boyle

                            /S/ Joanne E. Boyle
                                ---------------
                                Joanne E. Boyle


             The foregoing subscription is hereby accepted. Dated and effective as of this 6th day of December 1997.


                                 THE BOYLE FUND


                                      /S/ Michael J. Boyle
                                 By:  ______________________________________
                                          Michael J. Boyle, President

                                   EXHIBIT 14
                     Prototype Individual Retirement Account


                                 THE BOYLE FUND
                     INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

                               The    following    constitutes    an   agreement
              establishing an Individual Retirement Account (under Section 408(a) of the Internal Revenue Code) between the Depositor and the Custodian.

ARTICLE I
                               The   Custodian   may  accept   additional   cash
              contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in Section 402 (C) (but only after December 31, 1992), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in Section 408(k). Rollover contributions before January 1, 1993, include rollovers described in Section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4),
              403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in Section 408(k).

ARTICLE II
                               The  Depositor's  interest  in the balance in the
              custodial account is nonforfeitable.

ARTICLE III
     1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of Section 408(a)(5)).
     2. No part of the custodial funds may be invested in collectibles (within the meaning of Section 408(m)) except as otherwise permitted by Section 408(m)(3) which provides an exception for certain gold and silver coins and coins issued under the laws of any state.


ARTICLE IV
         1. Notwithstanding any provision of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with Section 408(a)(6) and Proposed Regulations Section 1.408-8, including the incidental death benefit provisions of Proposed Regulations Section 1.401(a)(9)-2, the provisions of which are herein incorporated by reference.
         2. Unless otherwise elected by the time distributions are required to begin to the Depositor under Paragraph 3, or to the surviving spouse under Paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.
         3. The Depositor's entire interest in the custodial account must be, or begin to be, distributed by the Depositor's required beginning date, April 1 following the calendar year end in which the Depositor reaches age 70 1/2. By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:

              (a) A single sum payment.
              (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.
              (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.
              (d) Equal or substantially  equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.
              (e) Equal or substantially  equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.

         4. If the Depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

              (a) If the Depositor dies on or after  distribution  of his or her interest has begun, distribution must continue to be made in accordance with Paragraph 3.
              (b) If  the  Depositor  dies  before  distribution  of  his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either

                  (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositor's death, or

                  (ii)Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 70 1/2.

              (c) Except where  distribution  in the form of an annuity  meeting the requirements of Section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.
              (d) If the  Depositor  dies before his or her entire  interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

         5. In the case of a distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under Paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designed beneficiary as of their birthdays in the year the Depositor reaches age 701/2. In the case of a distribution in accordance with Paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

         6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.


ARTICLE V
              1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under Section 408(i) and Regulations Section 1.408-5 and 1.408-6.
              2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor prescribed by the Internal Revenue Service.

ARTICLE VI
                               Notwithstanding  any other  articles which may be
              added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with Section 408(a) and related regulations will be invalid.

ARTICLE VII
                               This  agreement will be amended from time to time
              to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.

ARTICLE VIII
     1. Investment of Account Assets. (a) All contributions to the custodial account shall be invested in shares of The Boyle Marathon Fund or, if available, any other series of THE BOYLE FUND. To the extent that two or more funds are available for investment, contributions shall be invested in accordance with the Depositor's investment election.

         (b) Each contribution to the custodial account shall identify the Depositor's account number and be accompanied by a signed statement directing the investment of that contribution. The
              Custodian may return to the Depositor, without liability for interest thereon, any contribution which is not accompanied by adequate account identification or an appropriate signed statement directing investment of that contribution.
         (c) Contributions shall be invested in whole and fractional shares at the price and in the manner such shares are offered to the public. All distributions received on shares, including both dividends and capital gains distributions, held in the custodial account shall be reinvested in like shares. If any distribution of shares may be received in additional like shares or in cash or other property, the Custodian shall elect to receive such distribution in additional like shares.
         (d) All shares acquired by the Custodian shall be registered in the name of the Custodian or its nominee. The Depositor shall be the beneficial owner of all shares held in the custodial account and the Custodian shall not vote any such shares, except upon written direction of the Depositor, timely received, in a form acceptable to the Custodian. The Custodian agrees to forward to the Depositor each prospectus, report, notice, proxy and related proxy soliciting materials applicable to shares held in the custodial account received by the Custodian.
         (e) The Depositor may, at any time, by written notice to the Custodian, in a form acceptable to the Custodian, redeem any number of shares held in the custodial account and reinvest the proceeds in the shares of any other Investment Company upon the terms and within the limitations imposed by the then current prospectus of such other Investment Company in which the Depositor elects to invest. By giving such instructions, the Depositor will be deemed to have acknowledged receipt of such prospectus. Such redemptions and reinvestments shall be done at the price and in the manner such shares are then being redeemed or offered by the respective Investment Company.

     2. Amendment and Termination. (a) Boyle Management and Research, Inc., the investment advisor for THE BOYLE FUND, may amend the Custodial Account (including retroactive amendments) by delivering to the Custodian and to the Depositor written notice of such amendment setting forth the substance and effective date of the amendment. The Custodian and the Depositor shall be deemed to have consented to any such amendment not objected to in writing by the Custodian or Depositor, as applicable, within thirty (30) days of receipt of the notice, provided that no amendment shall cause or permit any part of the assets of the custodial account to be diverted to purposes other than for the exclusive benefit of the Depositor or his or her beneficiaries.

     (b) The Depositor may terminate the custodial account at any time by delivering to the Custodian a written notice of such termination.
     (c) The custodial account shall automatically terminate upon distribution to the Depositor or his or her beneficiaries of its entire balance.
     (d) The provisions of this Section 2 of Article VIII control over the provisions of Article VII.

         3. Taxes and Custodial Fees. Any income taxes or other taxes levied or assessed upon or in respect of the assets or income of the custodial account and any transfer taxes incurred shall be paid from the custodial account. All administrative expenses incurred by the Custodian in the performance of its duties, including fees for legal services rendered to the Custodian in connection with the custodial account, and the Custodian's compensation shall be paid from the custodial account, unless otherwise paid by the Depositor or his or her beneficiaries. Sufficient shares shall be liquidated from the custodial account to pay such fees and expenses.

              The Custodian's fees are set forth in a schedule provided to the Depositor. Extraordinary charges resulting from unusual administrative responsibilities not contemplated by the schedule will be subject to such additional charges as will reasonably compensate the Custodian. Fees for refund of excess contributions, transferring to a successor trustee or custodian, or redemption/reinvestment of shares will be deducted from the refund or redemption proceeds and the remaining balance will be remitted to the Depositor, or reinvested or transferred in accordance with the Depositor's instructions.

     4. Reports and Notices. (a) The Custodian shall keep adequate records of transactions it is required to perform hereunder. After the close of each calendar year, the Custodian shall provide to the Depositor or his or her legal representative a written report or reports reflecting the transactions effected by it during such year and the assets and liabilities of the Custodial Account at the close of the year.

         (b) All communications or notices shall be deemed to be given upon receipt by the Custodian at 1301 East Ninth Street, Cleveland, Ohio 44114 or the Depositor at his most recent address shown in theCustodian's records. The Depositor agrees to advise the Custodian promptly, in writing, of any change of address.

     5. Designation of Beneficiary. The Depositor may designate a beneficiary or beneficiaries to receive benefits from the custodial account in the event of the Depositor's death. In the event the Depositor has not designated a beneficiary, or if all beneficiaries shall predecease the Depositor, the following persons shall take in the order named:

         (a)  The spouse of the Depositor;
         (b) If the spouse shall predecease the Depositor or if the Depositor does not have a spouse, then to the Depositor's estate. The Depositor may also change or revoke any previously made designation of beneficiary. Any designation or change or revocation of a designation shall be made by written notice in a form acceptable to and filed with the Custodian, prior to the complete distribution of the balance in the custodial account. The last such designation on file at the time of the Depositor's death shall govern. If a beneficiary dies after the Depositor, but prior to receiving his or her entire interest in the custodial account, the remaining interest in the custodial account shall be paid to the beneficiary's estate.
     6. Multiple Individual Retirement Accounts. In the event the Depositor maintains more than one individual retirement account (as defined in
          Section 408(a)) and elects to satisfy his or her minimum distribution requirements described in Article IV above by making a distribution for another individual retirement account in accordance with Paragraph 6 thereof, the Depositor shall be deemed to have elected to calculate the amount of his or her minimum distribution under this custodial account in the same manner as under the individual retirement account from which the distribution is made.
     7. Inalienability of Benefits. Neither the benefits provided under this custodial account nor the assets held therein shall be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind and any attempt to cause such benefits or assets to be so subjected shall not be recognized except to the extent as may be required by law.
     8. Rollover Contributions and Transfers. The Custodian shall have the right to receive rollover contributions and to receive direct transfers from other custodians or trustees. All contributions must be made in cash or check.
     9.  Conflict  in  Provisions.  To the extent  that any  provisions  of this
         Article VIII shall conflict with the provisions of Articles IV, V and/or VII, the provisions of this Article VIII shall govern.
     10. Applicable State Law. This custodial account shall be construed, administered and enforced according to the laws of the State of Ohio.
     11. Resignation or Removal of Custodian. The Custodian may resign at any time upon thirty (30) days notice in writing to the Investment Company. Upon such resignation, the Investment Company shall notify the Depositor, and shall appoint a successor custodian under this Agreement. The Depositor or the Investment Company at any time may remove the Custodian upon 30 days written notice to that effect in a form acceptable to and filed with the Custodian. Such notice must include designation of a successor custodian. The successor custodian shall satisfy the requirements of section 408(h) of the Code. Upon receipt by the Custodian of written acceptance of such appointment by the successor custodian, the Custodian shall transfer and pay over to such successor the assets of and records relating to the Custodial Account. The Custodian is authorized, however, to reserve such sum of money as it may deem advisable for payment of all its fees, compensation, costs and expenses, or for payment of any other liability constituting a charge on or against the assets of the Custodial Account or on or against the Custodian, and where necessary may liquidate shares in the Custodial Account for such payments. Any balance of such reserve remaining after the payment of all such items shall be paid over to the successor Custodian. The Custodian shall not be liable for the acts or omissions of any predecessor or successor custodian or trustee.
     12. Limitation on Custodian Responsibility. The Custodian will not under any circumstances be responsible for the timing, purpose or propriety of any contribution or of any distribution made hereunder, nor shall the Custodian incur any liability or responsibility for any tax imposed on account of any such contribution or distribution. Further, the Custodian shall not incur any liability or responsibility in taking or omitting to take any action based on any notice, election, or instruction or any written instrument believed by the Custodian to be genuine and to have been properly executed. The Custodian shall be under no duty of inquiry with respect to any such notice, election, instruction, or written instrument, but in its discretion may request any tax waivers, proof of signatures or other evidence which it reasonably deems necessary for its protection. The Depositor and the successors of the Depositor including any executor or administrator of the Depositor shall, to the extent permitted by law, indemnify the Custodian and its successors and assigns against any and all claims, actions or liabilities of the Custodian to the Depositor or the successors or beneficiaries of the Depositor whatsoever (including without limitation all reasonable expenses incurred in defending against or settlement of such claims, actions or liabilities) which may arise in connection with this Agreement or the Custodial Account, except those due to the Custodian's own bad faith, gross negligence or willful misconduct. The Custodian shall not be under any duty to take any action not specified in this Agreement, unless the Depositor shall furnish it with instructions in proper form and such instructions shall have been specifically agreed to by the Custodian, or to defend or engage in any suit with respect hereto unless it shall have first agreed in writing to do so and shall have been fully indemnified to its satisfaction.

THE BOYLE FUND
                               INDIVIDUAL RETIREMENT ACCOUNT
                               DISCLOSURE STATEMENT
                               Please read the  following  information  together
              with the Individual Retirement Account Custodial Agreement and the Prospectus for the fund you select for investment of your IRA contributions.
                               You may revoke this account any time within seven
              calendar days after it is established by mailing or delivering a written request for revocation to: THE BOYLE FUND, 1301 East Ninth Street, Cleveland, Ohio 44114. If your revocation is mailed, the date of the postmark (or the date of certification if sent by certified or registered mail) will be considered your revocation date. Upon proper revocation, you will receive a full refund of your initial contribution, without any adjustments for items such as administrative fees or fluctuations in market value.
     (a) General. Your IRA is a custodial account created for your exclusive benefit, and Fifth Third Bank serves as custodian. Your interest in the account is nonforfeitable.
     (b) Investments. Contributions made to your IRA will be invested in the Boyle Marathon Fund or, if available, another series of the Boyle Fund.

The Investment Adviser is Boyle Management and Research, Inc. No part of your account may be invested in life insurance contracts; further, the assets of your account may not be commingled with other property.

     (c) Eligibility. Employees and self-employed individuals are eligible to contribute to an IRA. Employers may also contribute to employer-sponsored IRAs established for the benefit of their employees. You may also establish an IRA to receive rollover contributions and transfers from another IRA custodian or trustee or from certain other retirement plans.
     (d) Time of Contribution. You may make regular contributions to your IRA any time up to and including the due date for filing your tax return for the year, not including extensions. You may continue to make regular contributions to your IRA up to (but not including) the calendar year in which you reach 70-1/2. Employer contributions to a SEP - IRA plan may be continued after you attain age 70-1/2. Rollover contributions and transfers may be made at any time, including after you reach age 70-1/2.
     (e) Amount of Contribution. You may make annual regular contributions to an IRA in any amount up to 100% of your compensation for the year or $2,000, whichever is less. Qualifying rollover contributions and transfers are not subject to this limitation. In addition, if you are married and file a joint return, you may make contributions to your spouse's IRA. However, the maximum amount contributed to both your own and to your spouse's IRA may not exceed 100% of your combined compensation or $4,000, whichever is less. Moreover, the annual contribution to either your account or your spouse's account may not exceed $2,000. Note that a different rule for spousal IRAs applied for tax years beginning before January 1, 1997.
     (f) Rollovers and Transfers. You are allowed to "roll over" a distribution or transfer your assets from one individual retirement account to another without any tax liability. Rollovers between IRAs may be made once per year and must be accomplished within 60 days after the distribution. Also, under certain conditions, you may roll over (tax free) all or a portion of a distribution received from a qualified plan or tax-sheltered annuity in which you participate or in which your deceased spouse participated. However, strict limitations apply to such rollovers, and you should seek competent advice in order to comply with all of the rules governing rollovers.

         Most distributions from qualified retirement plans will be subject to a 20% withholding requirement. The 20% withholding can be avoided by directly transferring the amount of the distribution to an individual retirement account or to certain other types of retirement plans. You should receive more information regarding these new withholding rules and whether your distribution can be transferred to an IRA from the plan administrator prior to receiving your distribution.

     (g) Tax Deductibility of Annual Contributions. Although you may make an IRA contribution within the limitations described above, all or a portion of your contribution may be nondeductible. No deduction is allowed for a rollover contribution or transfer. If you are not married and are not an "active participant" in an employer-sponsored retirement plan, you may make a fully deductible IRA contribution in any amount up to $2,000 or 100% of your compensation for the year, whichever is less. The same limits apply if you are married and file a joint return with your spouse and neither you nor your spouse is an "active participant" in an employer-sponsored retirement plan.

         An employer-sponsored retirement plan includes any of the following types of retirement plans:

          a qualified pension, profit-sharing, or stock bonus plan established in accordance with IRC 401(a) or 401(k),

          a Simplified Employee Pension Plan (SEP)
          (IRC 408(k)),

          a deferred compensation plan maintained by a governmental unit or agency,

          tax-sheltered annuities and custodial
          accounts (IRC 403(b) and 403(b)(7)),

          a qualified annuity plan under IRC Section 403(a).

          a Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plan).

                               Generally,   you  are   considered   an   "active
              participant" in a defined contribution plan if an employer contribution or forfeiture was credited to your account during the year. You are considered an "active participant" in a defined benefit plan if you are eligible to participate in a plan, even though you elect not to participate. You are also treated as an
              "active participant" if you make a voluntary or mandatory contribution to any type of plan, even if your employer makes no contribution to the plan.
                               If you (or your  spouse,  if  filing a joint  tax
              return) are covered by an employer-sponsored retirement plan, your IRA contribution is fully deductible if your adjusted gross income (or combined income if you file a joint tax return) does not exceed certain limits. For this purpose, your adjusted gross income (1) is determined without regard to the exclusions from income arising under Sections 135 (exclusion of certain savings bond interest), 137 (exclusion of certain employer provided adoption expenses) and 911 (certain exclusions applicable to U.S. citizens or residents living abroad) of the Code, (2) is not reduced for any deduction that you may be entitled to for IRA contributions, and (3) takes into account the passive loss limitations under Section 469 of the Code and any taxable benefits under the Social Security Act and Railroad Retirement Act as determined in accordance with Section 86 of the Code.
                               If you (or your  spouse,  if  filing a joint  tax
              return) are covered by an employer-sponsored retirement plan, the deduction for your IRA contribution is reduced proportionately for adjusted gross income which exceeds the applicable dollar amount. The applicable dollar amount for an individual is $25,000 and $40,000 for married couples filing a joint tax return. The applicable dollar limit for married individuals filing separate returns if $0. If your adjusted gross income exceeds the applicable dollar amount by $10,000 or less, you may make a deductible IRA contribution. The deductible amount, however, will be less than $2,000.

To determine the amount of your deductible contribution, use the following calculations:

     1) Subtract the applicable dollar amount from your adjusted gross income. If the result is $10,000 or more, you can only make a nondeductible contribution to your IRA.

     2) Divide the above figure by $10,000, and multiply that percentage by $2,000.

     3) Subtract the dollar amount (result from #2 above) from $2,000 to determine the amount which is deductible.

                               If the  deduction  limit is not a multiple of $10
              then it should be rounded up to the next $10. There is a $200 minimum floor on the deduction limit if your adjusted gross income does not exceed $35,000 (for a single taxpayer), $50,000 (for married taxpayers filing jointly) or $10,000 (for a married taxpayer filing separately).
                               Even if your income exceeds the limits  described
              above, you may make a contribution to your IRA up to the contribution limitations described in Section 5 above. To the extent that your contribution exceeds the deductible limits, it will be nondeductible. However, earnings on all IRA contributions are tax deferred until distribution.
     (h) Excess Contributions. Contributions which exceed the allowable maximum for federal income tax purposes are treated as excess contributions. A nondeductible penalty tax of 6% of the excess amount contributed will be added to your income tax for each year in which the excess contribution remains in your account.
     (i) Correction of Excess Contribution. If you make a contribution in excess of your allowable maximum, you may correct the excess contribution and avoid the 6% penalty tax for that year by withdrawing the excess contribution and its earnings on or before the date, including extensions, for filing your tax return for the tax year for which the contribution was made. Any earnings on the withdrawn excess contribution will be taxable in the year the excess contribution was made and may be subject to a 10% early distribution penalty tax if you are under age 59 1/2. In addition, in certain cases an excess contribution may be withdrawn after the time for filing your tax return. Finally, excess contributions for one year may be carried forward and applied against the contribution limitation in succeeding years.
     (j) Simplified Employee Pension Plan. An IRA may also be used in connection with a Simplified Employee Pension Plan established by your employer (or by you if you are self-employed). In addition, if your SEP Plan as in effect on December 31, 1996 permitted salary reduction contributions, you may elect to have your employer make salary reduction contributions. Several limitations on the amount that may be contributed apply. First, salary reduction contributions (for plans that are eligible) may not exceed $9,500 per year (certain lower limits may apply for highly compensated employees). The $9,500 limit applies for 1997 and is adjusted periodically for cost of living increases. Second, the combination of all contributions for any year (including employer contributions and, if your SEP Plan is eligible, salary reduction contributions) cannot exceed 15 percent of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1997 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements. It is your responsibility and that of your employer to see that contributions in excess of normal IRA limits are made under and in accordance with a valid SEP Plan.

     (k) Savings and Incentive Match Plan for Employees of Small
                               Employers ("SIMPLE").  An IRA may also be used in
              connection with a SIMPLE Plan established by your employer (or by you if you are self-employed). Under a SIMPLE Plan, you may elect to have your employer make salary reduction contributions of up to $6,000 per year to your SIMPLE IRA. The $6,000 limit applies for 1997 and is adjusted periodically for cost of living increases. In addition, your employer will contribute certain amounts to your SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees, (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements, (3) contributions are made to a special SIMPLE IRA that is separate and apart from your other IRAs, (4) if you withdraw from your SIMPLE IRA during the 2 year period during which you first began participation in the SIMPLE Plan, the early distribution excise tax (if otherwise applicable) is increased to 25 percent; and (5) during this two year period, any amount withdrawn may be rolled over tax-free only into another SIMPLE IRA (and not to a "regular" IRA). It is your responsibility and that of your employer to see that contributions in excess of normal IRA limits are made under and in accordance with a valid SIMPLE Plan.
     (l) Form of Distributions. Distributions may be made in any one of three methods:
         (a)  a lump-sum distribution,
         (b) installments over a period not extending beyond your life expectancy (as determined by actuarial tables), or
         (c) installments over a period not extending beyond the joint life expectancy of you and your designated beneficiary (as determined by actuarial tables).

              You may also use your account balance to purchase an annuity contract, in which case your custodial account will terminate.

     (m) Latest Time to Withdraw. You must begin receiving the assets in your account no later than April 1 following the calendar year in which you reach age 70-1/2 (your "required beginning date"). In general, the minimum amount that must be distributed each year is equal to the amount obtained by dividing the balance in your IRA on the last day of the prior year (or the last day of the year prior to the year in which you attain age 70-1/2) by your life expectancy, the joint life expectancy of you and your beneficiary, or the specified payment term, whichever is applicable. A federal tax penalty may be imposed against you if the required minimum distribution is not made for the year you reach age 70-1/2 and for each year thereafter. The penalty is equal to 50% of the amount by which the actual distribution is less than the required minimum.

         Unless you or your spouse elects otherwise, your life expectancy and/or the life expectancy of your spouse will be recalculated annually. An election not to recalculate life expectancy(ies) is irrevocable and will apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

         If you have two or more IRAs, you may satisfy the minimum distribution requirements by receiving a distribution from one of your IRAs in an amount sufficient to satisfy the minimum distribution requirements for your other IRAs. You must still calculate the required minimum distribution separately for each IRA, but then such amounts may be totalled and the total distribution taken from one or more of your individual IRAs.

         Distribution from your IRA must satisfy the special "incidental death benefit" rules of the Internal Revenue Code. These provisions set forth certain limitations on the joint life expectancy of you and your beneficiary. If your beneficiary is not your spouse, your beneficiary will be generally considered to be no more than 10 years younger than you for the purpose of calculating the minimum amount that must be distributed.

     (n) Distribution of Account Assets After Death. If you die before receiving the balance of your account, distribution of your remaining account balance is subject to several special rules. If you die on or after your required beginning date, distribution must continue in a method at least as rapid as under the method of distribution in effect at your death. If you die before your required beginning date, your remaining interest will, at the election of your beneficiary or beneficiaries,
         (i) be distributed by December 31 of the year in which occurs the fifth anniversary of your death, or (ii) commence to be distributed by December 31 of the year following your death over a period not exceeding the life or life expectancy of your designated beneficiary or beneficiaries.

         Two additional distribution options are available if your spouse is the beneficiary: (i) payments to your spouse may commence as late as December 31 of the year you would have attained age 70-1/2 and be distributed over a period not exceeding the life or life expectancy of your spouse, or (ii) your spouse can simply elect to treat your IRA as his or her own, in which case distributions will be required to commence by April 1 following the calendar year in which your spouse attains age 70-1/2.

     (o) Tax Treatment of Distributions. Amounts distributed to you are generally included in your gross income in the taxable year you receive them and are taxable as ordinary income. To the extent, however, that any part of a distribution constitutes a return of your nondeductible contributions, it will not be included in your income. The amount of any distribution excludable from income is the portion that bears the same ratio as your aggregate nondeductible contributions bear to the balance of your IRA at the end of the year (calculated after adding back distributions during the year). For this purpose, all of your IRAs are treated as single IRA. Furthermore, all distributions from an IRA during a taxable year are to be treated as one distribution. The aggregate amount of distributions excludable from income for all years cannot exceed the aggregate nondeductible contributions for all calendar years.

         No distribution to you or anyone else from your account can qualify for capital gains treatment under the federal income tax laws. Similarly, you are not entitled to the special five- or ten-year averaging rule for lump-sum distributions available to persons receiving distributions from certain other types of retirement plans. All distributions are taxed to the recipient as ordinary income except the portion of a distribution which represents a return of nondeductible contributions. The tax on excess distributions (but not the additional estate tax payable with respect to excess accumulations) under Section 4980A of the Code does not apply with respect to distributions made in 1997, 1998 and 1999.

         Any distribution which is properly rolled over will not be included in your gross income.

     (p) Early Distributions. Distributions from your IRA made before age 59-1/2 will be subject to a 10% nondeductible penalty tax unless the distribution is a return of nondeductible contributions or is made because of your death, disability, as part of a series of substantially equal periodic payments over your life expectancy or the joint life expectancy of you and your beneficiary, or the distribution is made for medical expenses in excess of 7.5% of adjusted gross income, is made for reimbursement of medical premiums while you are unemployed, or is an exempt withdrawal of an excess contribution. The penalty tax may also be avoided if the distribution is rolled over to another individual retirement account. See paragraph 11 above for special rules applicable to distributions from a SIMPLE IRA.

     (q) Qualification of Plan.  Your Individual Retirement Account
                               Plan has been approved as to form by the Internal
              Revenue Service. The Internal Revenue Service approval is a determination only as to the form of the Plan and does not represent a determination of the merits of the Plan as adopted by you. You may obtain further information with respect to your Individual Retirement Account from any district office of the Internal Revenue Service.
     (r) Prohibited Transactions. If you engage in a "prohibited transaction," as defined in section 4975 of the Internal Revenue Code, your account will be disqualified, and the entire balance in your account will be treated as if distributed to you and will be taxable to you as ordinary income. Examples of prohibited transactions are:
         (a) the sale, exchange, or leasing of any property between you and your account,
         (b) the lending of money or other extensions of credit between you and your account,
         (c) the furnishing of goods, services, or facilities between you and your account.
                               If you are  under  age  59-1/2,  you may  also be
subject to the 10% penalty tax on early distributions.
     (s) Penalty for Pledging Account. If you use (pledge) all or part of your IRA as security for a loan, then the portion so pledged will be treated as if distributed to you and will be taxable to you as ordinary income during the year in which you make such pledge. The 10% penalty tax on early distributions may also apply.
     (t) Reporting for Tax Purposes. Deductible contributions to your IRA may be claimed as a deduction on your IRS Form 1040 for the taxable year contributed. If any nondeductible contributions are made by you during a tax year, such amounts must be reported on Form 8606 and attached to your Federal Income Tax Return for the year contributed. If you report a nondeductible contribution to your IRA and do not make the contribution, you will be subject to a $100 penalty for each overstatement unless a reasonable cause is shown for not contributing. Other reporting will be required by you in the event that special taxes or penalties described herein are due. You must also file IRS Form 5329 with the IRS for each taxable year in which the contribution limits are exceeded, a premature distribution takes place, or less than the required minimum amount is distributed from your IRA.
     (u) Allocation of Earnings. The method of computing and allocating annual earnings is set forth in Article VIII, Section 1 of the Individual Retirement Account Custodial Agreement. The growth in value of your IRA is neither guaranteed or projected.
     (v) Income Tax Withholding. You must indicate on distribution requests whether or not federal income taxes should be withheld. Redemption request not indicating an election not to have federal income tax withheld will be subject to withholding.
     (w) Other Information. Information about the shares of each mutual fund available for investment by your IRA must be furnished to you in the form of a prospectus governed by rules of the Securities and Exchange Commission. Please refer to the prospectus for detailed information concerning your mutual fund. You may obtain further information concerning IRAs from any District Office of the Internal Revenue Service.

         Fees and other expenses of maintaining your account may be charged to you or your account. The Custodian's current fee schedule is included as part of these materials.

THE BOYLE FUND

                                 IRA Application
   Mail completed Application to:
     THE BOYLE FUND
     1301 East Ninth Street
     Cleveland, Ohio 44114


1.  Account            Name                      Daytime Phone Number (  )
    Holder

    Address
    City/State/Zip
    Birthdate                                    Social Security Number


2.  Beneficiary        Name                      Daytime Phone Number (  )
    Designation*


    Address
    City/State/Zip
    Birthdate                                    Social Security Number

          If no beneficiary is named, in the event of your death your IRA will be payable to your estate.


3.  Type of IRA               [ ] Individual Retirement Account
    (Check One)                   For Tax Year 19___.

                              [ ] Spousal Account.
                                 (If  electing this option  be sure  to complete
                                  Section 1 showing your spouse as the account holder.)
                                  For Tax Year 19___.

                              [ ] SEP  Account  (IRS  Form  5305-SEP is required
                                  with your Application).
                                  For Tax Year 19___.

                              [ ] SIMPLE  Account  (IRS   Form  5304  SIMPLE  is
                                  required with your application.)

                              [ ] Rollover Account (You  had physical receipt of
                                  assets for less than 60 days or you have authorized a direct rollover from a qualified plan). If Rollover Account, please specify the type of account held by previous custodian below.

                              [ ] IRA to IRA

                              [ ] Employer Sponsored Plan to IRA

                              [ ] Transfer  Account - Check  this box if  assets
                                  are a direct transfer from current IRA custodian (you will not have personal receipt of assets) and complete an IRA Transfer Form.

                               4. Your Investment Instructions I understand that my account will be invested in the Boyle Marathon Fund.

                               5. Acknowledgement and Signature
                               I adopt THE BOYLE FUND IRA, appointing Fifth Third Bank to act as Custodian and to perform administrative services. I have received and read the prospectus for the Fund in which I am making my contribution, and have read and understand the IRA Custodial Agreement and Disclosure Statement. I certify under penalties of perjury that my Social Security Number (above) is correct and that I am of legal age. I understand that the Custodian will charge fees that are shown in the Disclosure Statement (or any update thereto) and they may be separately billed or collected by redeeming sufficient shares from my Fund account balance. I will supply the Internal Revenue Service with information as to any taxable year as required unless filed by the Custodian.

                               I have read, accept and incorporate the Custodial Agreement and Disclosure Statement herein, by reference. I appoint Fifth Third Bank or its successors, as Custodian of the account(s).


Your Signature                             Date



Fifth Third Bank
Authorized Signature                       Date



Appointment of Custodian accepted:

Fifth Third Bank

                                   EXHIBIT 17
                             Financial Data Schedule